UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Trump Media & Technology Group Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March  , 2025
Dear Fellow Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Trump Media & Technology Group Corp. (the “Company”), which will be held virtually on April 30, 2025, at 9:00 A.M. Eastern Time. We are holding the Annual Meeting virtually this year as doing so fosters greater stockholder attendance and participation from any location around the world, and reduces the cost and environmental impact of the Annual Meeting. You will be able to join the Annual Meeting, as well as vote and submit your questions online during the Annual Meeting, by visiting https://www.proxydocs.com/DJT. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. References to “in person” attendance or voting in our proxy materials refer, therefore, to attending or voting at the Annual Meeting virtually.
At the Annual Meeting, our stockholders will vote on the following matters:
(1)	the election of the director nominees named in the accompanying proxy statement;
(2)	the reincorporation by conversion of the Company from the State of Delaware to the State of Florida;
(3)
an amendment to increase the number of shares authorized for issuance under the 2024 Equity Incentive Plan by including an evergreen provision to allow for annual increases to the share pool in the future;

(4)	an advisory vote on a resolution to approve the compensation of our named executive officers;
(5)	an advisory vote on the frequency of future advisory resolutions to approve the compensation of our named executive officers; and
(6)	the ratification of the appointment of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the 2025 fiscal year.
In addition to these formal items of business, you will have an opportunity to ask questions of the Company’s senior management and members of the Board of Directors. To participate in the meeting, you must have the control number that is shown on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials.
On behalf of the Company and the members of the Board of Directors, we thank you for your investment and continued support of the Company. We hope that you will join us for the Annual Meeting, and we look forward to the submission of your vote and your continued support throughout the year.
Sincerely,

Devin G. Nunes

Chief Executive Officer, President and Chairman of the Board of Directors

i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
March  , 2025
The Annual Meeting of Stockholders of Trump Media & Technology Group Corp. will be held virtually on April 30, 2025, at 9:00 A.M. Eastern Time. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://www.proxydocs.com/DJT. The Annual Meeting will take place for the following purposes:
(1)	the election of the director nominees named in the accompanying proxy statement;
(2)	the reincorporation by conversion of the Company from the State of Delaware to the State of Florida;
(3)
an amendment to increase the number of shares authorized for issuance under the 2024 Equity Incentive Plan by including an evergreen provision to allow for annual increases to the share pool in the future;

(4)	an advisory vote on a resolution to approve the compensation of our named executive officers;
(5)	an advisory vote on the frequency of future advisory resolutions to approve the compensation of our named executive officers; and
(6)	the ratification of the appointment of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the 2025 fiscal year.
Only stockholders of record at the close of business on March 11, 2025 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice of Internet Availability of Proxy Materials or to the question on page 4 of the accompanying proxy statement entitled “How can I vote my shares?”
By order of the Board of Directors,

Devin G. Nunes

Chief Executive Officer, President and Chairman of the Board of Directors
IMPORTANT NOTE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2025:
A complete set of proxy materials relating to our Annual Meeting is available on the internet. On or about March 18, 2025, we will mail to our stockholders of record at the close of business on March 11, 2025, an Important Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) on the internet and also how to vote their shares via the internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.

PRELIMINARY PROXY STATEMENT DATED FEBRUARY 21, 2025 - SUBJECT TO COMPLETION

PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
The Annual Meeting
The Annual Meeting of Stockholders (the “Annual Meeting”) of Trump Media & Technology Group Corp. (the “Company”) will be held virtually on April 30, 2025, at 9:00 A.M. Eastern Time. You will be able to join the Annual Meeting, as well as vote and submit your questions online during the Annual Meeting, by visiting https://www.proxydocs.com/DJT. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. References to “in person” attendance or voting in our proxy materials refer, therefore, to attending or voting at the Annual Meeting virtually.
Our principal executive offices are located at 401 N. Cattlemen Rd., Suite 200, Sarasota, Florida 34232, and our telephone number is (941) 735-7346. When used in this Proxy Statement, the terms “TMTG,” “we,” “us,” “our,” and “the Company” mean Trump Media & Technology Group Corp. and its businesses and subsidiaries.
Why am I receiving these materials?
We have made these proxy materials available to you via the internet or delivered paper copies to you by mail in connection with the Annual Meeting, which will be held online on April 30, 2025. There will be certain items of business that must be voted on by our stockholders at the Annual Meeting, and our Board of Directors (the “Board”) is seeking your proxy to vote on these items. This proxy statement contains important information about the Company and the matters that will be voted on at the Annual Meeting.
Will I be able to participate in the virtual meeting on the same basis as I would be able to participate in a live meeting?
The virtual meeting format for the Annual Meeting will provide expanded stockholder access and participation, improve communications, and reduce the cost and environmental impact of the Annual Meeting. We designed the format of the virtual meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting https://www.proxydocs.com/DJT and using the control number included on the Important Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. During the Annual Meeting, we will answer questions submitted in accordance with the meeting rules of conduct, subject to time constraints. The meeting rules of conduct will be available on the virtual meeting portal. Questions are limited to one per stockholder unless time otherwise permits. If we receive substantially similar questions, we will group such questions together. Questions regarding personal matters or matters not relevant to meeting matters or our business or operations will not be answered.
Under our Amended and Restated Bylaws (the “Bylaws”), stockholders who vote at the Annual Meeting will be deemed to be present in person and their votes will be deemed to have been cast in person. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report for the year ended December 31, 2024 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) available to stockholders electronically via the internet. Stockholders will be able to access the proxy materials on the website referred to in the Notice. Instructions on how to access the proxy materials via the internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe that this electronic process expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing and mailing proxy materials for our Annual Meeting.
On or about March 18, 2025, stockholders of record and beneficial owners of our common stock at the close of business on March 11, 2025 will be sent a Notice instructing them as to how to receive their proxy materials via the internet. The proxy materials will be available on the internet as of March 18, 2025.
How can I electronically access the proxy materials?
Beginning March 18, 2025, you can access the proxy materials and vote your shares online at www.proxydocs.com/DJT. The proxy materials are also available on our own website (https://tmtgcorp.com).
Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.
How can I obtain a full set of printed proxy materials?
If you prefer to receive paper copies of the proxy materials and a proxy card, you may request printed materials until April 18, 2025. You may request printed materials by (i) sending an email to paper@investorelections.com; (ii) calling 866-648-8133 or (iii) going to www.investorelections.com/DJT.
Who is entitled to vote at the Annual Meeting?
Stockholders who held shares of our common stock at the close of business on March 11, 2025 are entitled to vote at the Annual Meeting. On the record date, there were      shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will exist if at least a majority of the outstanding shares entitled to vote at the Annual Meeting are present in person or represented by proxy. On the record date (March 11, 2025), there were      shares outstanding and entitled to vote at the Annual Meeting. Therefore,      shares must be represented in person or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chair of the Annual Meeting or holders of a majority of the shares present in person or by proxy at the Annual Meeting may adjourn or postpone the Annual Meeting to another time or date.
What are the items of business for the Annual Meeting?
The items of business for the Annual Meeting are as stated in the Notice. There are six proposals scheduled for a vote:
(1)	the election of the director nominees named in this proxy statement (the “Director Election Proposal”);
(2)	the reincorporation by conversion of the Company from the State of Delaware to the State of Florida (the “Reincorporation Proposal”);
(3)
an amendment to increase the number of shares authorized for issuance under the 2024 Equity Incentive Plan (the “2024 Plan”) by including an evergreen provision to allow for annual increases to the share pool in the future;

(4)	an advisory vote on a resolution to approve the compensation of our named executive officers (the “Say-on-Pay Proposal”);
(5)	an advisory vote on the frequency of future advisory resolutions to approve the compensation of our named executive officers (the “Say-on-Frequency Proposal”); and
(6)	the ratification of the appointment of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the 2025 fiscal year.

How does the Board recommend that I vote?
The Board recommends that you vote FOR all six of the proposals to be presented at the Annual Meeting.
How can I vote my shares?
Stockholder of Record: Shares Registered in Your Name
If, at the close of business on March 11, 2025, your shares were registered directly in your name with the Company’s transfer agent, Odyssey Transfer and Trust Company, then you are a stockholder of record. Stockholders of record can vote any one of four ways:
•
By Internet Prior to the Annual Meeting: Go to www.proxydocs.com/DJT until 11:59 p.m. Eastern Time on April 29, 2025 to vote using the control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. There will be voting instructions on proxyvote.com.

•
By Telephone Prior to the Annual Meeting: Call 866-291-6836 from the United States until 11:59 p.m. Eastern Time on April 29, 2025 to vote using the control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. There will be instructions given by the voice prompts.

•
By Mail Prior to the Annual Meeting: If you received a paper copy of the proxy materials and a proxy card in the mail, you may mark, sign, date and return your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board as described in this proxy statement.

•
During the Annual Meeting: Even if you plan to attend the Annual Meeting online, we recommend that you vote in advance by proxy as described above. However, you will also be able to vote electronically during the Annual Meeting.

If any other matters are properly brought up at the Annual Meeting (other than the proposals contained in this proxy statement), then the named proxy will have the authority to vote your shares on those matters in accordance with their discretion and judgment. The Board currently does not know of any matters to be raised at the Annual Meeting other than the proposals contained in this proxy statement. If you vote via the internet or by telephone, your electronic vote authorizes the named proxy in the same manner as if you signed, dated and returned a proxy card by mail.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or other Nominee
If, at the close of business on March 11, 2025, your shares were held in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name,” and our proxy materials are being made available or forwarded to you by that organization. You may vote by submitting your voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the internet, by telephone or by mail prior to the Annual Meeting, or during the Annual Meeting, as indicated above. Please refer to the information from your broker, bank or other nominee on how to submit voting instructions.
If you vote by mail, no postage is required if your proxy card is mailed in the United States. If you properly vote pursuant to the instructions provided in the Notice or properly complete and deliver your proxy card (whether electronically, by mail or by telephone) and our Inspector of Election receives your instructions in time to vote at the Annual Meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.
How can I participate and ask questions at the Annual Meeting?
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the Annual Meeting as they would at an in-person meeting. To submit a question at the Annual Meeting, you will need your control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of the Company are not pertinent to Annual Meeting matters and, therefore, will not be answered. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.
What if I need assistance with voting or have technical problems regarding the Annual Meeting?
If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, please call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Each participant should ensure strong Wi-Fi or other internet connection.
Stockholders are encouraged to log in to the virtual meeting site prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the virtual meeting site and to allow sufficient time to log in and familiarize themselves with the virtual meeting features. If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.

Proposal	Required Vote	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Director Election Proposal	A plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected.	“FOR” “WITHHOLD”	None(1)	No(2)

Proposal No. 2: Reincorporation Proposal	A majority of the outstanding shares of common stock entitled to vote on this proposal.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(3)	No(2)

Proposal No. 3: Incentive Plan Proposal	A majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(4)	No(2)

Proposal No. 4: Say-on-Pay Proposal	A majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(4)	No(2)

Proposal No. 5: Say-on-Frequency Proposal	A majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and	“1 YEAR” “2 YEARS” “3 YEARS” “ABSTAIN”	None(4)	No(2)

Proposal	Required Vote	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
entitled to vote thereon.
Proposal No. 6: Ratification of independent auditor selection	A majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(4)	Yes(5)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)
Abstentions and votes withheld will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions and votes withheld will have the effect of a vote “against” the proposal.

(4)	Abstentions are not counted as “votes cast” and thus will have no effect on the approval of this proposal.
(5)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you submit a proxy but do not indicate any voting instructions, the person named as proxy will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To change your vote, you may:
•	mail a written notice “revoking” your earlier vote to the Company’s Corporate Secretary at 401 N. Cattlemen Rd., Suite 200, Sarasota, Florida 34232;
•	submit via mail a properly completed and signed proxy card with a later date;
•	vote again telephonically or electronically (available until 11:59 p.m. Eastern Time on April 29, 2025); or
•	vote in person at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.
If you own your shares in street name, please contact your intermediary for instructions on changing your vote or revoking your proxy.
Who will count the votes?
Mediant has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting.
Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.
Will any other business be considered or presented at the Annual Meeting?
Our Bylaws provide that a stockholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us. Other than the items of business described in this Proxy Statement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the person named as proxy on the proxy card will vote your shares in accordance with their discretion.
How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website, https://tmtgcorp.com.
Who is paying for this proxy solicitation?
We will pay the costs of this solicitation. Our directors, officers and other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our common stock.
Is there a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders entitled to vote at the Annual Meeting will be available electronically for ten days prior to the Annual Meeting through the duration of the Annual Meeting. If you would like to view the stockholder list, please contact our Corporate Secretary at legal@tmediatech.com.

INTERNET AVAILABILITY OF PROXY MATERIALS
Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the internet instead of mailing printed copies of those materials to each stockholder. On or about March 18, 2025, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) the Notice containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the internet.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Special Note Regarding Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

PROPOSAL 1
ELECTION OF DIRECTORS
Summary
The Board consists of seven members, including TMTG’s President and Chief Executive Officer. The Board is divided into three classes, Classes I, II and III, each serving three-year terms, except for the initial term of the Class I and Class II directors. The Class I directors are up for reelection at the Annual Meeting, the Class II directors will be up for reelection at the 2026 annual meeting of stockholders and the Class III directors will be up for reelection at the 2027 annual meeting of stockholders. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. Directors will not be able to be removed during their term except for cause, and then only by the affirmative vote of the holders of not less than two thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of directors. The directors are divided among the three classes as follows:
•	the Class I directors are David Bernhardt and W. Kyle Green, and their terms expire at the Annual Meeting;
•	the Class II directors are Linda McMahon and Donald J. Trump, Jr., and their terms expire at the annual meeting of stockholders to be held in 2026; and
•	the Class III directors are Eric Swider, Devin Nunes and Robert Lighthizer, and their terms expire at the annual meeting of stockholders to be held in 2027.
Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated David Bernhardt and W. Kyle Green (the “2025 Nominees”) for election to serve as Class I directors, to serve a three-year term ending at the 2028 annual meeting of stockholders and until a successor, if any, is elected and duly qualified. The remaining Class II and III directors will continue to serve in accordance with their terms.
TMTG expects that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of the Board into three classes with staggered three-year terms may delay or prevent a change of our Board or a change in control.
THE BOARD RECOMMENDS VOTING FOR PROPOSAL 1 WHICH CALLS FOR THE ELECTION OF THE 2025 NOMINEES.
Director Nominees at a Glance
The biography of each of the 2025 Nominees is listed below and contains information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director in light of our business and structure as of the date of this Proxy Statement. Our Board believes that these strong backgrounds and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas.
David Bernhardt, 55, is the only person ever to be confirmed by the U. S. Senate to serve as secretary, deputy secretary and solicitor of the U.S. Department of the Interior, a U.S. Cabinet department with an asset portfolio that exceeds $300 billion, an annual budget above $16 billion and approximately 65,000 employees. Mr. Bernhardt has over a decade of experience serving at the highest level in this complex department, serving from 2001 to 2009 and again from 2017 to 2021. Before serving as secretary from 2019 to 2021, as deputy secretary from 2017 to 2019, he led many significant initiatives ranging from: modernizing business processes; creating and implementing policies and practices to address a systemic culture of harassment in the workplace; dramatically improving the ethics program; and developing one of the most diverse leadership teams in the department's history. In 2021, Mr. Bernhardt founded 53 Solutions LLC, a consultancy. He is also the founding partner of Bernhardt Law PLLC, and has developed a number of small business enterprises. Since January 2025, Mr. Bernhardt has been a senior counsel at the law firm Brownstein, Hyatt Farber Schreck, LLP, where he previously worked from 2021 to 2024, 2009 to 2017, and 1998 to 2001. In addition, he has dedicated a sizable portion of his time to furthering sound public policy through efforts such as serving as the chairman of the Center for American Freedom with the America First Policy Institute.

Mr. Bernhardt is a graduate of the University of Northern Colorado and the George Washington University Law School, with honors. He is also the author of a memoir titled “YOU REPORT TO ME, Accountability For the Failing Administrative State.”
W. Kyle Green, 52, is an attorney with over 20 years of experience in civil litigation and criminal prosecutions. Since 2007, Mr. Green has been Lead Counsel at the Law Office of W. Kyle Green L.L.C., where he represents both plaintiffs and defendants in various matters including civil and criminal litigation and commercial transactions. Previously, Mr. Green served as Assistant District Attorney for the Louisiana Third Judicial District Court between 2015 and 2018 where he was responsible for major felony prosecutions. From 2007 to 2015, Mr. Green served as the City Prosecutor for the city of Ruston, Louisiana where he successfully prosecuted more than 20,000 criminal defendants. In 2006, the Governor of Louisiana appointed Mr. Green to the state’s Judiciary Commission where he oversaw alleged misconduct involving members of the judiciary until 2007. Mr. Green’s experience also includes time as the in-house counsel and later Vice President of Hogan Hardwood and Moulding, a lumber wholesale company, from 2003 to 2007, and as an attorney at the Law Firm of Coyle and Green, L.L.C. engaged in a civil and criminal legal practice from 1998 to 2003. Mr. Green received a Bachelor of Science degree in Management, magna cum laude, from Louisiana Tech University, and a Juris Doctor degree from Louisiana State University.
Required Vote
A plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF
THESE NOMINEES FOR DIRECTOR.
Continuing Directors
Devin G. Nunes, 51, TMTG’s Chief Executive Officer and a Director since 2022 and Chairman since April 1, 2024, previously served in the U.S. House of Representatives from 2003 to 2022. He was the Republican leader and former Chairman of the HPSCI, a senior Republican on the Ways and Means Committee, and the Republican leader of the Ways and Means Health Subcommittee. Mr. Nunes was a vital contributor to the 2017 tax system overhaul, authoring a key provision to allow same-year expensing of all business investments for entrepreneurs and businesses. He also championed telemedicine to improve healthcare in underserved, rural areas. In his role on HPSCI, Mr. Nunes spent extensive time overseas working with U.S. military personnel, Central Intelligence Agency officials, and world leaders while promoting freedom and democratic values around the globe. During his time in Congress, many regarded Mr. Nunes as the House of Representatives’ preeminent investigator of government malfeasance and corruption; he was awarded the Presidential Medal of Freedom, America’s highest civilian honor, in 2021. Mr. Nunes graduated from Cal Poly San Luis Obispo, where he received a bachelor’s degree in agricultural business and a master’s degree in agriculture. He is the author of “Restoring the Republic” and “Countdown to Socialism,” and was an early and prominent critic of big tech censorship.
Eric S. Swider, 51, served as Digital World’s Chief Executive Officer from July 2023 to March 2024. He previously served as our Interim Chief Executive Officer from March 2023 until July 2023 and as a director since September 2021. He also served on the Compensation and Audit Committees and serves as the Chair for both Committees. Mr. Swider has been serving as the Chief Executive Officer of RUBIDEX since January 2020, a start-up company focusing on data security. Mr. Swider founded Renatus Advisors and has been serving as the Managing Partner of Renatus LLC since June 2016. Renatus Advisors works with private clients to resolve complex legal, strategic, and operational matters as well as public clients, providing services related to disaster and economic recovery. From February 2021 to October 2022, Mr. Swider served as a director of Benessere Capital Acquisition Corp., a special purpose acquisition company. From September 2016 to January 2018, Mr. Swider served as the Managing Director of Great Bay Global where he oversaw the launch of a new business division focused on investing in alternative strategies. From December 2014 to June 2016, Mr. Swider served as the Managing Director of OHorizons Global, where he oversaw expansion of a new investment team and was responsible for working on a global basis to expand its client base and investment portfolio. From February 2010 to December 2015, Mr. Swider served as the Managing Director of Oceano Beach Resorts, where he was responsible for growing its new property and resort management group. Mr. Swider received his education in Mechanics Engineering and Nuclear Science Studies at U.S. Naval Engineering and Nuclear A Schools, an intensive two-year program studying nuclear physics, heat transfer and fluid flow, advanced mathematical practices and engineering principles.

Donald J. Trump, Jr., 47, has been an Executive Vice President at The Trump Organization since September 2001, where he helps oversee the company’s extensive real estate portfolio, media and other business interests around the globe. He is and has been an officer of hundreds of entities related to President Donald J. Trump and The Trump Organization. In August 2024, Mr. Trump became a director (and was announced by President Donald J. Trump as an honorary co-chair) of Trump Vance 2025 Transition, Inc., a 501(c)(4) nonprofit, the purpose of which was to organize and prepare for the assumption of duties of the President of the United States and facilitate the presidential transition after the 2024 election. Mr. Trump also serves on the board of directors of PSQ Holdings, Inc. (NYSE: PSQH). Over the course of his career, Mr. Trump has played a critical role in many of the company’s most successful real estate development projects, including the Trump International Hotel & Tower in Chicago, Trump International Hotel in Washington D.C. and many others. Mr. Trump’s involvement in those projects was extensive, ranging from the initial deal evaluation stage, analysis and pre-development planning to construction, branding, marketing, operations, sales, and leasing. Mr. Trump has also spearheaded efforts to further expand the Trump brand globally and has overseen large segments of The Trump Organization’s commercial leasing business involving properties such as Trump Tower on Fifth Avenue and 40 Wall Street in downtown Manhattan. In addition to his real estate interests, Mr. Trump is an accomplished and sought-after speaker. He has spoken extensively throughout the United States and around the world and maintains an influential social media presence. He was also featured as an advisor on the highly acclaimed NBC shows “The Apprentice” and the “The Celebrity Apprentice.” Mr. Trump received his bachelor’s degree in Finance and Real Estate from the Wharton School of Finance at the University of Pennsylvania.
Robert Lighthizer, 77, has served as the Chairman of the Center for American Trade in the America First Policy Institute since 2021, promoting fair trade policies that put America’s families, workers, manufacturers, and farmers ahead of the interests of global competitors. Mr. Lighthizer previously served as the 18th United States Trade Representative (“USTR”) under President Donald J. Trump from 2017 to 2021. Mr. Lighthizer was an architect of American trade policy during the Trump presidency, engineering historic trade agreements with China that prioritized the American economy. An experienced trade negotiator and litigator, Mr. Lighthizer has dedicated his life working for equitable trade enforcement for the U.S. and has an impressive record for fighting for American workers and businesses. Prior to joining the Trump Administration, from 1985 to 2017, Mr. Lighthizer was a partner at Skadden, Arps, Slate, Meagher & Flom, LLP, where he practiced international trade law for over three decades and led the firm’s International Trade Department. Before joining Skadden, Mr. Lighthizer served as Deputy U.S. Trade Representative for President Ronald Reagan from 1983 to 1985. During his tenure, Mr. Lighthizer negotiated over two dozen bilateral international agreements, including agreements on steel, automobiles, and agricultural products. As Deputy USTR, he also served as Vice Chairman of the Board of Overseas Private Investment Corporation, a U.S. government agency whose purpose is to promote economic growth in developing countries through U.S. investment. Previously, from 1978 to 1981, Mr. Lighthizer served as chief minority counsel for the U.S. Senate Committee on Finance, and from 1981 to 1983, Mr. Lighthizer served as chief counsel and staff director for the U.S. Senate Committee on Finance. Mr. Lighthizer earned a bachelor’s degree from Georgetown University and his Juris Doctor from Georgetown University Law Center.
Linda McMahon, 76, has over 40 years of business, media, and political leadership experience, and has served since 2021 as the Chair of the Board and Chair of the Center for the American Worker within the America First Policy Institute, a non-profit organization advocating for American career and educational opportunities. In 1980, Ms. McMahon helped co-found the World Wrestling Foundation which was later renamed World Wrestling Entertainment (“WWE”), the world’s largest professional wrestling promotion company, where she served as President and later Chief Executive Officer from 1993 until 2009. Under Ms. McMahon’s innovative leadership, the WWE saw expansive growth from a small regional business to a global enterprise and publicly listed company on the New York Stock Exchange (NYSE: WWE) with over 800 employees and offices worldwide. While leading the WWE, Ms. McMahon specifically negotiated the company’s global media and television contracts and spearheaded the successful commercial launch of its first line of action figures. In August 2024, Ms. McMahon became a director (and was announced by President Donald J. Trump as a co-chair) of Trump Vance 2025 Transition, Inc., a 501(c)(4) nonprofit, the purpose of which was to organize and prepare for the assumption of duties of the President of the United States and facilitate the presidential transition after the 2024 election. Alongside Howard Lutnick, former CEO of Cantor Fitzgerald, McMahon was tasked with leading the transition team’s efforts to organize and prepare for a possible new administration. In 2016, President Donald J. Trump nominated Ms. McMahon to be the administrator of the United States Small Business Administration (“SBA”) and the U.S. Senate overwhelmingly confirmed her to that position in 2017. Ms. McMahon led the SBA until 2019, advocating on behalf of America’s

30 million small businesses as a member of President Donald J. Trump’s cabinet where she directed the agency’s effort to issue over $1 billion in loans to assist small business owners in the aftermath of Hurricane Harvey. Ms. McMahon’s political career also includes an appointment to the Connecticut Board of Education from 2009 until 2010, and serving as the Republican nominee to represent the state of Connecticut in the 2010 and 2012 U.S. Senate elections. Previously, from 2019 to 2020, Ms. McMahon also served as Chair of the America First Action political action committee supporting President Donald J. Trump’s 2020 reelection campaign and as co-Founder and Chief Executive Officer, from 2017 to 2019, of Women’s Leadership LIVE, a company that hosts events to inspire entrepreneurial women to launch their own businesses. Ms. McMahon received a Bachelor of Arts degree in French from East Carolina University and also holds Honorary Doctorates from East Carolina University and Sacred Heart University. In January 2025, President Trump nominated Ms. McMahon to serve as Secretary of Education; such nomination is pending as of the date of this proxy statement.

CORPORATE GOVERNANCE
Overview
Our Board believes that good corporate governance is fundamental to the overall success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in state law, the rules and listing standards of the Nasdaq Stock Market (“Nasdaq”), the rules and regulations of the SEC, and the rules and regulations under the Internal Revenue Code of 1986, as amended (the “Code”), as well as best practices suggested by recognized governance authorities, and makes modifications to our corporate governance practices that it determines are warranted in order to enhance such practices.
To guide the operation and direction of the Board and its committees, our Board has established charters for its standing committees, our Corporate Governance Guidelines and our Code of Ethics and Business Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the Nasdaq, the rules and regulations of the SEC and other legal requirements. These materials are available on our website – https://tmtgcorp.com.
These materials are also available in print free of charge to stockholders, upon written request to the Company at 401 N. Cattlemen Rd., Suite 200, Sarasota, Florida 34232.
Controlled Company Exception
TMTG is a “controlled company” within the meaning of Nasdaq’s corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of the Board consists of independent directors, (2) that the Board has a Compensation Committee that consists entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) that TMTG’s director nominations be made, or recommended to the Board, by TMTG’s independent directors or by a nominations committee that consists entirely of independent directors and that TMTG adopts a written charter or board resolution addressing the nominations process. Accordingly, investors will not have the same protections afforded to stockholders of companies that are subject to these corporate governance requirements. In the event that TMTG ceases to be a “controlled company” and its common stock continues to be listed on Nasdaq, TMTG will be required to comply with these provisions within the applicable transition periods.
TMTG relies on the “controlled company” exemption. As a result, TMTG is not required to have a majority of independent directors on the Board, a Compensation Committee that consists entirely of independent directors, or a nominations committee that consists entirely of independent directors.

MEETINGS AND BOARD COMMITTEES
Board Meetings and Director Attendance
The Board met, either in person or by teleconference, five times in 2024. In 2024, each incumbent director attended greater than 75% of the meetings of the committees on which the director served. The table below provides the attendance record for our directors at the meetings held in the year ended December 31, 2024.

Director	Attendance at Board Meetings
Devin G. Nunes	5 of 5
Eric Swider	3 of 5
Donald J. Trump, Jr.	2 of 5
Kashyap “Kash” Patel	4 of 5
W. Kyle Green	5 of 5
Robert Lighthizer	5 of 5
Linda McMahon	4 of 5

Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting.
The Board has the authority to appoint committees to perform certain management and administration functions. TMTG is a “controlled company” and therefore, is not required to have a majority of independent directors on the Board, a Compensation Committee that consists entirely of independent directors, or a nominations committee that consists entirely of independent directors. The composition and responsibilities of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of TMTG are described below. Members serve on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee until their resignation or until otherwise determined by the Board. The charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of TMTG are available on our website at https://tmtgcorp.com. Information contained on or accessible through such website is not a part of this Proxy Statement, and inclusion of the website address herein is an inactive textual reference only.
Audit Committee
The Audit Committee of the Board consists of W. Kyle Green, Robert Lighthizer, and Linda McMahon. TMTG’s Board has determined that each proposed member is independent under Nasdaq’s listing standards and Rule 10A-3(b)(1) under the Exchange Act. The chairperson of the Audit Committee is W. Kyle Green. W. Kyle Green also qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq.
The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to TMTG’s accounting, financial, and other reporting and internal control practices and to oversee TMTG’s independent registered accounting firm. Specific responsibilities of TMTG’s Audit Committee include:
•	selecting a qualified firm to serve as the independent registered public accounting firm to audit TMTG’s financial statements;
•	helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, TMTG’s interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing policies on risk assessment and risk management;
•	reviewing related party transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes TMTG’s internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.
Compensation Committee
The Compensation Committee of TMTG’s Board consists of W. Kyle Green, Robert Lighthizer and Linda McMahon. TMTG’s Board has determined each proposed member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The chairperson of the Compensation Committee is Robert Lighthizer. The primary purpose of the Compensation Committee is to discharge the responsibilities of the board of directors to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to TMTG’s executive officers, directors and other senior management, as appropriate.
Specific responsibilities of the Compensation Committee include:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to TMTG’s Chief Executive Officer’s compensation, evaluating TMTG’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of TMTG’s Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of TMTG’s other executive officers;
•	reviewing and recommending to TMTG’s Board the compensation of TMTG’s directors;
•	reviewing TMTG’s executive compensation policies and plans;
•
reviewing and approving, or recommending that TMTG’s Board approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for TMTG’s executive officers and other senior management, as appropriate;

•	administering TMTG’s incentive compensation equity-based incentive plans;
•	selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;
•	assisting management in complying with TMTG’s proxy statement and annual report disclosure requirements;
•	if required, producing a report on executive compensation to be included in TMTG’s Annual Report on Form 10-K and annual proxy statement;
•	reviewing and establishing general policies relating to compensation and benefits of TMTG’s employees; and
•	reviewing TMTG’s overall compensation philosophy.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board consists of W. Kyle Green, Robert Lighthizer and Linda McMahon. The chairperson of the Nominating and Corporate Governance Committee is Linda McMahon.
Specific responsibilities of the Nominating and Corporate Governance Committee include:
•	identifying, evaluating and selecting, or recommending that TMTG’s Board approve, nominees for election to TMTG’s Board;
•	evaluating the performance of TMTG’s Board and of individual directors;
•	reviewing developments in corporate governance practices;
•	evaluating the adequacy of TMTG’s corporate governance practices and reporting;
•	reviewing management succession plans; and
•	developing and making recommendations to TMTG’s Board regarding corporate governance guidelines and matters.

Code of Ethics and Business Conduct
TMTG has adopted a Code of Ethics and Business Conduct that applies to all of its employees, officers and directors, including those officers responsible for financial reporting. The Code of Ethics and Business Conduct is available on TMTG’s website at https://tmtgcorp.com. TMTG intends to disclose any amendments to the Code of Ethics and Business Conduct, or any waivers of its requirements, on its website to the extent required by applicable rules and exchange requirements.
Insider Trading Policy
The Company has an Insider Trading Policy which prohibits Covered Persons (as defined in the Insider Trading Policy) from buying or selling the Company’s securities while the Covered Person is aware of material nonpublic information about the Company. The Insider Trading Policy also prohibits trading in puts, calls, straddles, equity swaps or other derivative securities, including exchange funds, that are directly linked to our securities (sometimes referred to as “hedging”). The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards.
Compensation Committee Interlocks and Insider Participation
No member of TMTG’s Compensation Committee has ever been an officer or employee of the Company. None of TMTG’s executive officers serve, or have served during the last completed fiscal year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or the Company’s Compensation Committee.
Board Leadership Structure and Risk Oversight
Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk oversight is to understand the individual risks our Company faces, the steps management is taking to manage those risks, including the framework used by management for the coordinated oversight, control and continuous improvement of processes used to manage risk, and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the Board’s attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments, which are each integrated with enterprise-risk exposures. Our Board believes that having of the roles of Chairman and Chief Executive Officer performed by the same individual is in the best interest of the Company at this time; however, the Board believes that stockholders are best served if the Board retains flexibility to decide what leadership structure works best for the Company, taking into consideration the Board’s business judgment and the contemporaneous facts and circumstances.
While the Board has the ultimate responsibility for risk oversight, each committee of the Board also oversees risk to the extent that it relates to the committee’s responsibilities, as outlined below. Each committee makes reports in its respective area of responsibility to the Board as needed:
•
The Audit Committee focuses on financial risk, including internal controls, legal and regulatory risks, as well as compliance risks of a financial nature. It also assists the Board in fulfilling its oversight responsibility with respect to compliance risks of a non-financial nature.

•
The Compensation Committee evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk consistent with our business strategy. As needed, the Compensation Committee reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers.

•
The Nominating and Corporate Governance Committee oversees governance risk, succession planning and evaluates director skills and qualifications to ensure the appropriate appointment of particular directors to our standing committees based upon the needs of that committee.

Communications with the Board
Stockholders and other interested parties who wish to communicate directly with any member of our Board, or our non-management directors as a group, may do so by writing to the Board or non-management directors at 401 N. Cattlemen Rd., Ste. 200, Sarasota, Florida 34232.

Indemnification of Directors and Officers
Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). In addition, our certificate of incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. In addition, we have entered into indemnity agreements with each of our executive officers and directors. Each indemnification agreement provides for the indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors, to the maximum extent permitted by applicable law.

DIRECTOR COMPENSATION
The objectives of our Board compensation program are to provide compensation that is competitive with the compensation paid by peer companies so that we may attract and retain high quality non-employee directors and to encourage ownership of our common stock to further align their interests with those of our stockholders. Our director compensation program which we formally approved in 2025 for service beginning in 2024 provides the following compensation for non-employee directors:
•	An annual cash retainer equal to $45,200 payable in quarterly cash retainer, earned and payable in equal installments on the first day of each fiscal quarter.
•
Annual restricted stock unit awards with a value of $430,000 based on the fair market value of a share of common stock on the grant date payable in the form of restricted stock unit, granted upon initial election to the Board. The number of the restricted stock units issued was determined by dividing the value of restricted stock unit award by the VWAP (as defined below) as of the date of the Compensation Committee’s recommendation, i.e. October 2, 2024 (the “Recommendation Date”). “VWAP” means the volume weighted average price of a common share as reported by Bloomberg for the thirty (30) trading days immediately prior to the Recommendation Date.

•
Effective for 2024 services, Directors receive additional committee chair annual compensation equal to $22,000 (Audit Committee), $15,000 (Compensation), and Nominating/Governance ($10,000) payable in quarterly cash retainer reflected in the table below, earned and payable in equal installments on the first day of each fiscal quarter. Members of these committees also receive additional compensation equal to $11,000 (Audit Committee), Compensation Committee ($7,500), and Nominating/Governance Committee ($5,000) payable in quarterly cash retainer reflected in the table below, earned and payable in equal installments on the first day of each fiscal quarter.

Quarterly Cash Retainer for 2024

Director	Quarterly Cash Retainer Payment
Eric Swider	$11,300
Donald J. Trump, Jr.	$11,300
Kashyap “Kash” Patel	$0
W. Kyle Green	$19,900
Robert Lighthizer	$19,000
Linda McMahon	$18,400

Restricted Stock Units for 2024 (beginning March 25, 2024)

Director	Number of RSUs Issued
Eric Swider	25,946
Donald J. Trump, Jr.	25,946
Kashyap “Kash” Patel*	0
W. Kyle Green	25,946
Robert Lighthizer	25,946
Linda McMahon	25,946

Such restricted stock unit awards will vest as follows: (1) twenty-five percent as of the grant date, and (2) subject to each director’s continued service, seventy-five percent in nine substantially equal quarterly installments thereafter.
*	Mr. Patel has indicated that he will not be accepting any compensation for his Board service.

2024 Fees and Stock Awards Earned

	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total
Name
Eric Swider	33,900	779,418	813,318
Donald J. Trump Jr.	33,900	779,418	813,318
Kashyap “Kash” Patel(3)	0	0	0
W. Kyle Green	59,700	779,418	839,118
Robert Lighthizer	57,000	779,418	836,418
Linda McMahon	55,200	779,418	834,618

(1)	Represents fees earned pursuant to our non-employee director compensation policy described above for 2024 services.
(2)
Stock awards represent grants of restricted stock units issued on January 28, 2025. Amounts reflect grant date fair value. No stock awards were outstanding as of December 31, 2024 with respect to Board service.

(3)	Mr. Patel has indicated that he will not be accepting any compensation for his Board service.

EXECUTIVE OFFICERS
Our Executive Officers
As of December 31, 2024, our executive officers were as follows:
Devin G. Nunes, 51, TMTG’s Chief Executive Officer and a Director since 2022 and Chairman since April 1, 2024, previously served in the U.S. House of Representatives from 2003 to 2022. He was the Republican leader and former Chairman of the House Permanent Select Committee on Intelligence (HPSCI), a senior Republican on the Ways and Means Committee, and the Republican leader of the Ways and Means Health Subcommittee. Mr. Nunes was a vital contributor to the 2017 tax system overhaul, authoring a key provision to allow same-year expensing of all business investments for entrepreneurs and businesses. He also championed telemedicine to improve healthcare in underserved, rural areas. In his role on HPSCI, Mr. Nunes spent extensive time overseas working with U.S. military personnel, Central Intelligence Agency officials, and world leaders while promoting freedom and democratic values around the globe. During his time in Congress, many regarded Mr. Nunes as the House of Representatives’ preeminent investigator of government malfeasance and corruption; he was awarded the Presidential Medal of Freedom, America’s highest civilian honor, in 2021. Mr. Nunes was appointed to the President’s Intelligence Advisory Board in 2024 and has served as its Chair since February 2025. Mr. Nunes graduated from Cal Poly San Luis Obispo, where he received a bachelor’s degree in agricultural business and a master’s degree in agriculture. He is the author of “Restoring the Republic” and “Countdown to Socialism,” and was an early and prominent critic of big tech censorship.
Phillip Juhan, 50, TMTG’s Chief Financial Officer since 2021, has over 20 years of progressive experience in finance leadership roles. From March 2020 until July 2021, Mr. Juhan served as the Chief Financial Officer of Town Sports International Holdings, Inc., a public company listed on Nasdaq (NASDAQ: CLUBQ) which owned and operated fitness clubs in the Northeast and mid-Atlantic regions of the United States, as well as in California, Florida, Puerto Rico, and Switzerland. During this time, Mr. Juhan led an organizational restructuring by optimizing the company’s portfolio of assets and recapitalizing the balance sheet, raising $100 million of fresh capital to position the company for a post-pandemic recovery. From August 2018 until his appointment as CFO in March 2020, Mr. Juhan was Vice President of Business Operations for Town Sports. Previously, Mr. Juhan worked in the Investment Banking Divisions of Prudential Financial from June 2002 to May 2006 and the Bank of Montreal from July 2007 to March 2014, where he led consumer focused research within the Financial Services (Real Estate, Gaming and Lodging) and Consumer (Broadline Retail and Restaurants) sectors. Mr. Juhan attended the U.S. Air Force Academy where he earned the Western Athletic Conference Scholar Athlete Award while playing football for the Falcons. In 1998, he graduated magna cum laude from The Georgia Institute of Technology, earning a Bachelor of Science in Management with a concentration in Finance.
Vladimir Novachki, 37, TMTG’s Chief Technology Officer since June 2023, has more than a decade of experience engineering software and developing high-performance, scalable web applications that can handle a large volume of real-time users. Between March 2012 and January 2023, Mr. Novachki was an employee at Cosmic Development, a Canadian IT support services company and served as its Chief Technology Officer beginning in 2016. During that time, Cosmic Development developed many projects, including Little Things (a top Facebook publisher in 2017), Bookmark, America’s Funniest Home Videos and TMTG’s partner, Rumble. In 2010, while unaffiliated with any company, Mr. Novachki created one of the first Android mobile applications. Mr. Novachki holds a Bachelor’s Degree in Computer Science and an Engineering degree from the Faculty of Electrical Engineering and Information Technologies in Skopje. He also pursued a Master’s Degree in Software Engineering from the Faculty of Computer Science and Engineering in Skopje. Mr. Novachki brings impressive breadth, depth, and expertise in the technology sector to our management team.
Scott Glabe, 41, TMTG’s General Counsel since April 2022, is a seasoned attorney and counselor. He was most recently a Partner at an Am Law 100 firm from February 2021 until April 2022, where his practice focused on investigations and compliance. Mr. Glabe previously led a 200-person team including members of the Office of Cyber, Infrastructure, Risk and Resilience-as Acting Under Secretary for Policy at the U.S. Department of Homeland Security (“DHS”) from July 2020 until January 2021. He also held multiple other positions at DHS from May 2019 to January 2021. Before DHS, he represented the White House as an Associate Counsel to President Donald J. Trump from February 2019 until May 2019 and worked for the U.S. House of Representatives in progressively senior legal and policy roles from April 2015 until February 2019. Earlier in his career, Mr. Glabe practiced in the Washington office of an international law firm from October 2013 to April 2015, clerked for a federal appellate judge from October 2012 to September 2013, and served as an intelligence officer in the U.S. Navy Reserve from September 2008 until January 2020 (including time in the inactive reserve). He is a graduate of Yale Law School and Dartmouth College. Mr. Glabe was also appointed to the President’s Intelligence Advisory Board in February 2025.

EXECUTIVE COMPENSATION
We have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our named executive officers (as defined below) for 2024.
To assist in this process, the Compensation Committee retained the services of Compensia, Inc. as its compensation consultant during fiscal year 2024. Compensia reported directly to the Compensation Committee, and the Compensation Committee directly approved Compensia’s fees. Management had no role in the selection of the compensation consultant. The Compensation Committee retained the services of Compensia to outline executive compensation trends and developments, review and analyze TMTG’s executive compensation philosophy and programs, and provide a summary of findings and considerations for use in fiscal year 2024. The Compensation Committee also retained Compensia to review non-executive director compensation. The Compensation Committee believes that Compensia’s advice was independent and did not raise any conflicts of interest. In reaching this conclusion, the Compensation Committee considered all factors relevant to Compensia’s independence from management. Compensia provided the Compensation Committee with a review of the overall compensation climate in the United States, best practices, and trends specific to our industry. Compensia provided analyses of base salaries, bonuses, long-term incentives and benefit practices of comparable peer companies. Compensia’s work did not raise any conflict of interest.
Summary Compensation Table
The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during the fiscal year ended December 31, 2024, and (ii) the two most highly compensated executive officers other than the principal executive officer who served as an executive officer at the conclusion of the fiscal year ended December 31, 2024 and who received in excess of $100,000 in compensation during such fiscal year (collectively referred to as the “named executive officers”). In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.

Name and principal position	Year	Salary ($)	Bonus ($)(4)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total
Devin Nunes	2024	1,000,000	600,000	44,133,031	1,150,000	46,883,031
Chief Executive Officer	2023	750,000	—	—	—	750,000
Phillip Juhan	2024	390,250(5)	600,000	8,306,442	4,900,000	14,196,692
Chief Financial Officer	2023	337,500	—	—	—	337,500
Vladimir Novachki	2024	396,083(5)	600,000	18,544,069	475,620	20,015,772
Chief Technology Officer(3)	2023	—	—	—	—	—

(1)
Stock awards represent grants of restricted stock units (“RSUs”) issued on November 5, 2024. The value of these grants has been calculated in accordance with ASC Topic 718. As further described below under “2024 Equity Grants,” 25% of the total number of shares of common stock underlying the RSUs granted to each named executive officers vested on December 25, 2024; the remaining 75% of the total number of shares of common stock underlying the RSUs will vest in nine substantially equal quarterly installments thereafter subject to the named executive officer’s continued service on each such vesting date. The RSUs will be fully vested as of March 25, 2027.

(2)
Includes (i) the face value of the executive promissory notes issued by the Company on March 3, 2024 to each named executive officer, which is $1,150,000 for Mr. Nunes, $4,900,000 for Mr. Juhan, and $450,000 for Mr. Novachki, which converted into shares of the Company common stock upon the Closing; and (ii) the Company paid $25,620 in legal fees towards Mr. Novachki’s permanent residency application. The value included for the promissory notes represents the grant date fair value of the shares issued.

(3)	Mr. Novachki has served as our Chief Technology Officer since March 8, 2024.
(4)	Represents a transaction bonus paid in 2024 in connection with the consummation of the business combination occurred on March 25, 2024.
(5)
The Compensation Committee reviewed our executives’ annual base salary and increased Messrs. Juhan and Novachki’s annual base salary to $480,000 and $550,000, respectively, effective as of October 1, 2024 which increase has been included in the total salary.

Narrative Disclosure to Summary Compensation Table
Base Salary
Base salary is a fixed element within a total compensation package intended to attract and retain the talent necessary to successfully manage the business of our Company and execute its business strategies. The base salary for the executive officers was established based on the scope of their responsibilities, taking into account relevant experience, internal pay equity, tenure, and other factors deemed relevant. Base salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.
Equity Incentive Compensation
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity awards provide the executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity awards with a time-based vesting feature promote executive retention because this feature incentivizes the executive officers to remain in employment during the applicable vesting period. Accordingly, the Board and/or the Compensation Committee periodically reviews the equity incentive compensation of the named executive officers and from time to time may grant equity incentive awards to them.
In 2024, we awarded equity compensation to our named executive officers in the form of restricted stock units (“RSUs”). Generally, grants of equity awards are made on the basis of level of responsibility, continued service to the Company and performance. The equity awards are subject to time-based vesting, contingent upon the named executive officer’s continued employment with the Company.
Employee Benefits and Perquisites
We currently maintain health and welfare plans (including medical, dental and vision plans) for all of our full-time employees, including the named executive officers.
We currently provide Messrs. Nunes, Juhan, and Novachki, reasonable business reimbursement expenses, and health and welfare plans. We paid $25,620 in legal fees towards Mr. Novachki’s permanent residency application. Other than these benefits provided to Messrs. Nunes, Juhan, and Novachki, we do not provide any perquisites to the named executive officers.
Promissory Notes
We issued executive promissory notes to certain executives, including each of the named executive officers. The principal amounts of the named executive officers’ executive promissory notes were as follows: $1,150,000 for Mr. Nunes, $4,900,000 for Mr. Juhan and $450,000 for Mr. Novachki. The Company was not required to pay any interest pursuant to the executive promissory notes. The executive promissory notes were issued in conjunction with removing certain other entitlements. Upon the Closing, the executive promissory notes automatically converted in whole, without any further action by the named executive officers, into 650,000 shares of Company common stock.
Employment Agreements
We have entered into employment agreements with Messrs. Nunes, Juhan, and Novachki.
Devin G. Nunes Employment Agreement
On May 10, 2022, we entered into the executive employment agreement with Devin Nunes to be effective as of January 2, 2022, pursuant to which Mr. Nunes serves as the Chief Executive Officer of the Company (the “Nunes Agreement”). The Nunes Agreement provides for an annual base salary of $750,000 (subject to increase to $1,000,000 effective as of the second anniversary of the effective date), with eligibility to participate in the annual bonus plan, if any, and an initial incentive equity grant of 145,000 RSUs. Any annual bonus and RSUs will remain subject to vesting and other terms as the Board determines in its discretion. The Nunes Agreement also provides for severance in the event of a termination by the Company without cause or by Mr. Nunes for good reason of accrued obligations plus an amount equal to six months of base salary.
Following our issuance of the executive promissory note to Mr. Nunes, prior to the Closing (as defined below), we amended the Nunes Agreement in March 2024 to provide that (i) following and contingent upon the Closing, Mr. Nunes will receive a retention bonus in the amount of $600,000, payable in a lump sum within 30 days after the Closing Date, (ii) Mr. Nunes will not receive the 145,000 RSUs described in the Nunes Agreement but will be eligible to receive discretionary equity awards pursuant to the 2024 Plan, and (iii) the Company acknowledges the executive promissory note.

Phillip Juhan Employment Agreement
On August 6, 2021, we entered into the executive employment agreement with Phillip Juhan to be effective as of July 7, 2021 (as amended on December 23, 2021 and January 17, 2022) (the “Juhan Agreement”), pursuant to which Mr. Juhan serves as the Chief Financial Officer of the Company. The Juhan Agreement provides for an annual base salary of $300,000 (to be increased to $325,000 and $350,000 upon the first and second anniversary of July 7, 2021, respectively), with eligibility to participate in the annual bonus plan, if any, and an initial incentive equity grant of 520,000 RSUs. Any annual bonus and RSUs will remain subject to vesting and other terms as the Board determines in its discretion. The Juhan Agreement also provides for severance in the event of a termination by the Company without cause or by Mr. Juhan for good reason of accrued obligations plus an amount equal to six months of base salary.
Following our issuance of the executive promissory note to Mr. Juhan prior to the Closing, we amended the Juhan Agreement in March 2024 to provide that (i) following and contingent upon the Closing, Mr. Juhan will receive a retention bonus in the amount of $600,000, payable in a lump sum within 30 days after the Closing Date, (ii) Mr. Juhan will not receive the 520,000 RSUs described in the Juhan Agreement but will be eligible to receive discretionary equity awards pursuant to the 2024 Plan, (iii) the Company acknowledges the executive promissory note and (iv) that effective upon the Closing Date, Mr. Juhan’s base salary increased to $365,000 per year.
The Compensation Committee reviewed our executives’ annual base salary and increased Mr. Juhan’s annual base salary to $480,000, effective as of October 1, 2024.
Vladimir Novachki Employment Agreement
We entered into the employment agreement with Vladimir Novachki effective as of January 16, 2023, pursuant to which Mr. Novachki serves as the Chief Information Officer of the Company (the “Novachki Agreement”). The Novachki Agreement provides for an annual base salary of $300,000, with eligibility to participate in the annual bonus plan, if any, and an initial incentive equity grant of 75,000 RSUs. Any annual bonus and RSUs will remain subject to vesting and other terms as the Board determines in its discretion. The Novachki Agreement also provides for severance in the event of a termination, during the term of the Novachki Agreement but more than 30 days after the effective date of the Novachki Agreement, by the Company without cause or by Mr. Novachki for good reason of accrued obligations plus an amount equal to one month of base salary.
Following our issuance of the executive promissory note to Mr. Novachki prior to the Closing (as defined below), we amended the Novachki Agreement in March 2024 to provide that (i) Mr. Novachki will serve as Chief Technology Officer, (ii) Mr. Novachki’s annual base salary will automatically increase to an annualized rate of $365,000, effective as of the Closing (as defined below), (iii) following and contingent upon the Closing, Mr. Novachki will receive a retention bonus in the amount of $600,000, payable in a lump sum within 30 days after the Closing Date, (iv) Mr. Novachki will not receive the 75,000 RSUs described in the Novachki Agreement but will be eligible to receive discretionary equity awards pursuant to the 2024 Plan, and (v) the Company acknowledges the executive promissory note.
The Compensation Committee reviewed our executives’ annual base salary and increased Mr. Novachki’s annual base salary to $550,000, effective as of October 1, 2024.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by each of the named executive officers as of December 31, 2024.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Devin Nunes	975,244(2)	33,255,820
Phillip Juhan	183,555(2)	6,259,226
Vladimir Novachki	409,784(2)	13,973,634

(1)	Based on the $34.10 per share closing price of our common stock on December 31, 2024, as reported by Nasdaq.

(2)
Amount includes the unvested portion of RSUs granted on November 5, 2024. As further described below under “2024 Equity Grants,” 25% of the total number of shares of common stock underlying the RSUs granted to each named executive officers vested on December 25, 2024; the remaining 75% of the total number of shares of common stock underlying the RSUs will vest in nine substantially equal quarterly installments thereafter, subject to the named executive officer’s continuous service as of each such date. The RSUs will be fully vested as of March 25, 2027.

2024 Equity Grants
Devin Nunes
On November 5, 2024, we granted Mr. Nunes 1,300,325 restricted stock units (“RSUs”) under the 2024 Plan. The RSUs will vest as follows: for the three quarters subsequent to March 25, 2024, twenty-five percent (25%) of the total number of shares of common stock underlying the RSUs shall vest on December 25, 2024; the remaining seventy-five percent (75%) of the total number of shares of common stock underlying the RSUs shall vest in nine (9) substantially equal quarterly installments thereafter subject to his continuous service through each such vesting date. The RSUs will be fully vested as of March 25, 2027.
Phillip Juhan
On November 5, 2024, we granted Mr. Juhan 244,739 restricted stock units (“RSUs”) under the 2024 Plan. The RSUs will vest as follows: for the three quarters subsequent to March 25, 2024, twenty-five percent (25%) of the total number of shares of common stock underlying the RSUs shall vest on December 25, 2024; the remaining seventy-five percent (75%) of the total number of shares of common stock underlying the RSUs shall vest in nine (9) substantially equal quarterly installments thereafter subject to his continuous service through each such vesting date. The RSUs will be fully vested as of March 25, 2027.
Vladimir Novachki
On November 5, 2024, we granted Mr. Novachki 546,378 restricted stock units (“RSUs”) under the 2024 Plan. The RSUs will vest as follows: for the three quarters subsequent to March 25, 2024, twenty-five percent (25%) of the total number of shares of common stock underlying the RSUs shall vest on December 25, 2024; the remaining seventy-five percent (75%) of the total number of shares of common stock underlying the RSUs shall vest in nine (9) substantially equal quarterly installments thereafter subject to his continuous service through each such vesting date. The RSUs will be fully vested as of March 25, 2027.
Pay Versus Performance
The following table sets forth compensation information for our Chief Executive Officer, referred to below as our PEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our results of operations, calculated in accordance with SEC regulations, for fiscal years 2024 and 2023. In accordance with transitional relief under the SEC rules for smaller reporting companies, only two years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

	(1)	(1)(2)	(1)	(1)(2)	(3)
Year	Summary Compensation table total for PEO	Compensation actually paid to PEO	Average summary Compensation table total for non-PEO NEOs	Average Compensation actually paid to non-PEO NEOs	Value of initial fixed $100 investment based on Total shareholder return	Net Loss (in thousands)
2024	$46,883,031	$47,640,469	$17,106,232	$17,336,644	$227.33	$(400,865)
2023	$750,000	$750,000	$$337,500	$337,500	$116.67	$(58,189)

(1)
For each fiscal year, represents amount reported for our PEOs and average amount reported for our NEOs, in each case in the Total column of the Summary of Compensation Table. Our PEOs and NEOs for each of these fiscal years are shown below:

Year	PEO	Non-PEO NEOs
2024	Devin Nunes	Phillip Juhan, Vladimir Novachki
2023	Devin Nunes	Phillip Juhan

(2)
Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-PEO NEOs for the relevant fiscal year. Compensation Actually Paid represents the amount reported in the Total column of the Summary Compensation Table for the applicable fiscal year, adjusted as shown below. Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns was determined as follows: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. Equity values are calculated in accordance with ASC Topic 718.

		(a)	(b)
Year	Reported Summary Compensation Table Total for Mr. Nunes	Reported Value of Equity Awards for Mr. Nunes	Aggregate Equity Award Adjustments for Mr. Nunes	Compensation Actually Paid to Mr. Nunes
2024	$46,883,031	$44,133,031	$44,890,469	$47,640,469
2023	$750,000	$0	$0	$750,000

(a)
Represents the reported value of equity awards as reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable year. As described above under “2024 Equity Grants,” 25% of the total number of shares of common stock underlying the RSUs vested on December 25, 2024; the remaining 75% of the total number of shares of common stock underlying the RSUs will vest in nine substantially equal quarterly installments thereafter subject to the named executive officer’s continuous service through each vesting date. The RSUs will be fully vested as of March 25, 2027.

(b)	The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Mr. Nunes	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Mr. Nunes	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Mr. Nunes	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Mr. Nunes	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for Mr. Nunes	Dollar Value of any Dividends or Other Earnings Paid on Stock or Option Awards During Year Prior to the Vesting Date that are not otherwise included in the Total Compensation During Year for Mr. Nunes	Aggregate Equity Awards Adjustment
2024	$33,255,820	$0	$11,634,649	$0	$0	$0	$44,890,469
2023	$0	$0	$0	$0	$0	$0	$0

Year	Average Reported Summary Compensation Table Total for non-PEO NEOs	(a) Average Reported Value of Equity Awards for non-PEO NEOs	(b) Average Aggregate Equity Award Adjustments for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs
2024	$17,106,232	$13,425,255	$13,655,667	$17,336,644
2023	$337,500	$0	$0	$337,500

(a)
Represents the reported value of equity awards as reported in the "Stock Awards" columns in the Summary Compensation Table for the applicable year. As described above under “2024 Equity Grants,” 25% of the total number of shares of common stock underlying the RSUs granted to each non-PEO NEO vested on December 25, 2024; the remaining 75% of the total number of shares of common stock underlying the RSUs will vest in nine substantially equal quarterly installments thereafter subject to the named executive officer’s continuous service through each vesting date. The RSUs will be fully vested as of March 25, 2027.

(b)	The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for non-PEO NEOs	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for non-PEO NEOs	Fair Value at Last Day of Prior Year of Equity Awards Failed to Meet Vesting Conditions During Year for non-PEO NEOs
Dollar Value
of any
Dividends or
Other Earnings
Paid on Stock
or Option Awards
During Year
Prior to the
Vesting Date
that are not
otherwise
included in
the Total
Compensation
During Year
for non-PEO NEOs
							Average Aggregate Equity Awards Adjustment
2024	$10,116,430	$0	$3,539,237	$0	$0	$0	$13,655,667
2023	$0	$0	$0	$0	$0	$0	$0

(3)	Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in the Company’s common stock on December 31, 2022.
Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
Below are graphs showing the relationship of “compensation actually paid” to our PEO and other non-PEO NEOs in 2024 and 2023 to (1) Company total shareholder return (“TSR”) and (2) the Company’s net loss.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board has adopted a written related person transaction policy that sets the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which our company or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;
•	any person who is known by us to be the beneficial owner of more than 5% of our voting stock;
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, the Audit Committee has the responsibility to review related party transactions.
Digital World Arrangements
On September 2, 2021, Digital World Acquisition Corp. (“Digital World”) entered into a Lock-Up and Support Letter (the “Insider Letter”), with ARC Global Investments II, LLC (“ARC”) and Digital World’s directors, officers and other initial stockholders named therein (the “Insiders”). Pursuant to the Insider Letter, among other matters, ARC and the Insiders agreed that ARC, an affiliate of ARC or certain of Digital World’s officers and directors was entitled to make non-interest bearing loans to Digital World (the “Digital World Convertible Notes”) to finance transaction costs in connection with its initial business combination and that, at the option of the lender, up to $1,500,000 of such loans may be convertible into units of Digital World.
In November 2021, ARC committed to provide additional loans of up to an aggregate of $1,000,000 to Digital World through September 8, 2023, in the form of a Digital World Convertible Note. On May 12, 2022, the Insider Letter was amended to increase the maximum aggregate principal amount from $1,500,000 to $30,000,000.
On September 8, 2022, Digital World issued a Digital World Convertible Note with an aggregate principal amount of $2,875,000 to ARC, in connection with the extension of the termination date for the Digital World’s initial business combination from September 8, 2022 to December 8, 2022. On April 21, 2023, Digital World issued two Digital World Convertible Notes (one for $625,700 and the other for $500,000) in the aggregate principal amount of $1,125,700 to ARC to pay costs and expenses in connection with completing an initial business combination.
On June 2, 2023, Digital World issued a Digital World Convertible Note, with an aggregate principal amount of $2,000,000 to Renatus LLC (“Renatus”), of which Eric Swider, Chief Executive Officer and Director of Digital World, is a founder and partner and another Digital World Convertible Note in the aggregate principal amount of $10,000,000 to Renatus.
The issuances of the Digital World Convertible Notes described above were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (for more information, see our Annual Report on Form 10-K). Each Digital World Convertible Note that was issued and outstanding immediately prior to the Closing automatically converted immediately prior to the effective time of the Closing into a number of shares of Digital World common stock as such Digital World Convertible Note would automatically have been converted into upon the Closing, in accordance with the Merger Agreement (as defined below).
An affiliate of ARC agreed, commencing from the date when Digital World’s IPO registration statement was declared effective through the earlier of Digital World’s consummation of a business combination or its liquidation, to make available to Digital World certain general and administrative services, including office space, utilities and administrative services, as Digital World required from time to time. Digital World agreed to pay the affiliate $15,000 per month for these services. The agreement was terminated on April 5, 2023, and $221,000 remained unpaid under the agreement as of December 31, 2024.
License Agreement
TMTG Sub Inc. (“TMTG Sub”) entered into a royalty-free license agreement (the “License Agreement”) with President Donald J. Trump and DTTM Operations, LLC, an entity that licenses President Donald J. Trump’s name and regulates his personal media assets and is beneficially wholly owned by President Donald J. Trump. The License Agreement required TMTG Sub to pay $100 upon the execution of this License Agreement and that such amount constituted full consideration and a fully paid-up royalty covering the entire term of the License Agreement for the licenses granted in the License Agreement. TMTG Sub did not, and, as of the date of this proxy statement, TMTG Sub has not, paid any other amounts to President Donald J. Trump pursuant to the License Agreement.
Under the License Agreement, as amended, TMTG Sub has a royalty-free license to use “Trump Media & Technology Group Corp.” as its name. In addition, TMTG Sub has a royalty-free license to use the name and likeness of President Donald J. Trump, solely as necessary for TMTG Sub to commercialize Truth Social. The License Agreement prohibits use of President Donald J. Trump’s name or likeness for any other purpose and specifically excludes any use in connection with political activities, including political messaging, political fundraising, get-out-the vote efforts and uses that are controlled by or supportive of any political committees, candidates, policies or initiatives or associated with advocacy or electioneering. All uses of (and any modifications to) President Donald J. Trump’s name or likeness are subject to his prior approval. Further, the quality of any products or services offered under the License Agreement in connection with President Donald J. Trump’s name or likeness is subject to his control, and those products or services must in any event satisfy the highest standards for quality and reputation. The rights granted to use President Donald J. Trump’s name and likeness do not extend to any other member of his family.
President Donald J. Trump has agreed to channel non-political communications and posts coming from his personal profile to the Truth Social platform before posting that same social media communication and/or post to any other social media platform that is not Truth Social until the expiration of the “DJT/TMTG Social Media 6-Hour Exclusive” which means the period commencing when President Donald J. Trump posts any social media communication onto the Truth Social platform and ending six hours thereafter; provided that he may post social media communications from his personal profile that he deems, in his sole discretion, to be politically-related on any social media site at any time, regardless of whether that post originates from a personal account. As president, most or all of President Donald J. Trump’s social media posts may be deemed by him to be politically related. Consequently, TMTG may lack any meaningful remedy if President Donald J. Trump minimizes his use of Truth Social. Additionally, none of the limitations or exclusivity contained in the License Agreement will apply to any business ventures of President Donald J. Trump or The Trump Organization or their respective affiliates.
Unless notice is given, the term of the DJT/TMTG Social Media 6-Hour Exclusive (the “TMTG Social Media Exclusivity Term”) extends in perpetuity for additional 180-day terms. In the event of a force majeure as described in the License Agreement that lasts longer than three days, or if the TMTG Platform is not available to President Donald J. Trump for a period of three or more consecutive days, President Donald J. Trump will have the right to invoke the suspension of the “DJT/TMTG Social Media 6-Hour Exclusive.” If the TMTG Social Media Exclusivity Term were to expire but the License Agreement remained in effect, President Donald J. Trump would be required to post non-political communications contemporaneously to Truth Social and Non-TMTG Social Media. However, that obligation would also exempt any communications that President Donald J. Trump deems, in his sole discretion, to be politically-related.
President Donald J. Trump has the right to terminate the License Agreement if (i) the quality of any product or service falls below the required level and is not restored immediately (but not later than 30 days) after notification or (ii) TMTG Sub causes or permits (a) any use of President Donald J. Trump’s name, likeness or other characteristic in any manner that denigrates or ridicules the name, image or reputation of President Donald J. Trump, any member of his family, or any of his or her business properties, (b) uses of such name, likeness or other characteristic other than as permitted in the License Agreement, (c) alternations or distortions of such name, likeness or other characteristic without President Donald J. Trump’s written consent, or (d) creation of any direct, indirect or implied endorsement or commercial tie-in with any product or service that is not offered by TMTG Sub, and the applicable foregoing condition ((a)-(d)) is not cured within thirty days after notice. The license is in any event revocable by President Donald J. Trump and subject to all of the conditions and limitations in the License Agreement.

The term of the License Agreement will continue in perpetuity, except that it may be terminated by TMTG Sub for convenience or by President Donald J. Trump for a breach of TMTG Sub’s obligation to ensure that any products or services offered or marketed using President Donald J. Trump’s name or likeness meet the highest standards of quality and reputation if such breach is not cured immediately (but no later than 30 days) after notification.
President Donald J. Trump has agreed not to compete with Truth Social by founding, developing or obtaining a controlling interest in a social media platform that includes one or more material features that directly compete with any of the material features of Truth Social. President Donald J. Trump may otherwise compete with Truth Social, including by managing or otherwise working with any other social media platform.
TMTG Sub may not terminate the License Agreement based on the personal or political conduct of President Donald J. Trump, even if such conduct could negatively reflect on TMTG Sub’s reputation or brand or be considered offensive, dishonest, illegal, immoral, or unethical, or otherwise harmful to TMTG Sub’s brand or reputation. Further, TMTG Sub may be obligated to indemnify President Donald J. Trump for any losses of any type that relate in any way to the License Agreement, including any such losses attributable to President Donald J. Trump’s own offensive, dishonest, illegal, immoral, unethical or otherwise harmful conduct.
Lock-Up Agreements
On March 25, 2024, Digital World entered into separate Lock-Up Agreements with each of its directors and officers, pursuant to which they were contractually restricted from selling or transferring any of (i) their shares of TMTG’s common stock held immediately following the closing of the business combination (the “Business Combination”) pursuant to the Merger Agreement (the “Merger Agreement”) by and among the Company, Digital World, and the other parties thereto (the “Closing”) and (ii) any of their shares of TMTG’s common stock that resulted from converting securities held immediately prior to the Closing. Such restrictions became applicable commencing from March 25, 2024 (the “Closing Date”) and ended on September 25, 2024.
Lock-Up Provisions Pursuant to the Amended Charter
Subject to certain customary exceptions, the Delaware Charter (as defined below) also includes certain Lock-Up Trading Restrictions, which applied to holders who received TMTG common stock in exchange for their Digital World common stock (subject to certain exclusions).
The Delaware Charter (as defined below) restricted holders from selling or transferring any of (i) their shares of TMTG common stock held immediately following the Closing and (ii) any of their shares of TMTG common stock that resulted from converting securities held immediately following the Closing, if any. Such restrictions began at Closing and ended on September 25, 2024.
Indemnification Agreements
On March 25, 2024, TMTG entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for the indemnification and advancement by TMTG of certain expenses and costs relating to claims, suits or proceedings arising from service to TMTG or, at its request, service to other entities, as officers or directors, to the maximum extent permitted by applicable law.
Consulting Agreements
In August 2021, Digital World entered into a Consulting Services Agreement with Hudson Digital, LLC (“Hudson Digital”). Pursuant to the agreement, which (as amended) expired December 31, 2024, Hudson Digital provided consulting services to TMTG. Hudson Digital also received a promissory note from TMTG in the principal amount of $4.0 million, which converted into common shares immediately before the Closing, and a $600,000 retention bonus following the Closing. During the years ended December 31, 2024, 2023 and 2022, we paid $840,000, $240,000 and $240,000, respectively, to Hudson Digital. As of December 31, 2024 and December 31, 2023, TMTG had no outstanding payable balances to Hudson Digital. Hudson Digital is owned by Daniel Scavino, who served as a director of Digital World from February 16, 2023 until March 25, 2024. Mr. Scavino has not served as an officer or director of TMTG.
On June 13, 2022, Digital World entered into a Consulting Services Agreement with Trishul, LLC (“Trishul”). Pursuant to such agreement and subsequent performance by the parties thereto, Trishul provided consulting services to Digital World until the consulting relationship was terminated by Digital World upon the Closing of the Business

Combination. During the years ended December 31, 2024, 2023 and 2022, TMTG paid approximately $38,333, $131,700 and $50,000, respectively, to Trishul. As of December 31, 2024 and December 31, 2023, TMTG had no outstanding payable balance to Trishul. Trishul is owned by Kashyap “Kash” Patel, a director of TMTG since March 25, 2024, and previously a director of Digital World from March 11, 2022 until March 26, 2024.
Non-Competition and Non-Solicitation Agreements
On March 25, 2024, each of the Company’s directors and officers entered into a Non-Compete and Non-Solicitation Agreement in favor of TMTG. Under the Non-Competition and Non-Solicitation Agreement, each Significant Company Holder has agreed that, for a period of (i) four years, it will not engage in any business activity similar to, or competitive with, the business conducted by TMTG or its affiliates, in particular, Truth Social and the business of developing and operating media platforms for social media and digital video streaming, and of developing and operating products and services relating and incidental thereto or any other business being conducted by TMTG or any of its subsidiaries, as of the Closing Date, and (ii) three years, it will not, directly or indirectly (a) hire, engage, solicit, induce or encourage certain employees, independent contractors, consultants, or other certain personnel to leave TMTG; or (b) in any way interfere with or attempt to interfere with the relationship between such persons and TMTG.
Tax Remittance and Share Repurchase
Effective August 22, 2024, the Board and the Audit Committee authorized a share repurchase of an aggregate of 128,138 shares of common stock from certain executive employees at $22.70 per share. As consideration for the repurchase, the Company remitted $2,908,708, plus applicable penalties and interest, to the U.S. Internal Revenue Service and certain state taxing authorities in satisfaction of certain tax obligations that arose in connection with the March 7, 2024 issuance of certain promissory notes.
Other Agreements
In June 2024, in connection with a company event, TMTG paid $78,200 to Mar-a-Lago Club LLC, which is owned by the Donald J. Trump Revocable Trust, dated April 7, 2014. At the time of such transaction, Donald J. Trump owned more than 5% of TMTG’s common stock. Donald J. Trump, Jr., who serves as a director of TMTG, is currently the trustee and has sole voting and investment power over assets owned by the trust.
Director Independence
An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Green and Lighthizer and Ms. McMahon are “independent directors” as defined in Nasdaq’s listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Controlled Company Exception
As of February 20, 2025, the Donald J. Trump Revocable Trust dated April 7, 2014 beneficially owns approximately 52% of the combined voting power of TMTG common stock. As a result, TMTG is a “controlled company” within the meaning of Nasdaq’s corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of TMTG’s Board consist of independent directors, (2) that TMTG’s Board have a compensation committee that consists entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) that TMTG’s director nominations be made, or recommended to TMTG’s full Board, by TMTG’s independent directors or by a nominations committee that consists entirely of independent directors and that TMTG adopts a written charter or board resolution addressing the nominations process. Accordingly, investors do not have the same protections afforded to stockholders of companies that are subject to these corporate governance requirements. In the event that TMTG ceases to be a “controlled company” and its common stock continues to be listed on Nasdaq, TMTG will be required to comply with these provisions within the applicable transition periods. TMTG relies on the “controlled company” exemption.

As a result, TMTG is not required to have a majority of independent directors on the Board, a Compensation Committee that consists entirely of independent directors, or a nominations committee that consists entirely of independent directors. Accordingly, investors may not have the same protections afforded to stockholders of companies that are subject to all of Nasdaq’s corporate governance requirements.
CERTAIN BENEFICIAL OWNERSHIP MATTERS
Security Ownership of Principal Stockholders
The following table sets forth information known to the Company regarding the beneficial ownership of TMTG common stock as of February 20, 2025, by:
•	each person known by the Company to be the beneficial owner of more than 5% of TMTG’s outstanding common stock;
•	each of TMTG’s current executive officers and directors; and
•	all executive officers and directors of TMTG as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.
In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. In computing the number of shares of common stock beneficially owned by a person, we deemed to be outstanding all shares of common stock subject to warrants and convertible notes held by the person that are currently exercisable or convertible or may be exercised or converted within 60 days of February 20, 2025. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
This table is based upon TMTG’s shareholder registry and information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to the following table and subject to community property laws where applicable, TMTG believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Applicable percentages are based on 220,065,365 shares of common stock outstanding as of February 12, 2025.

The business address of each of our directors and officers is 401 N. Cattlemen Rd., Ste. 200, Sarasota, Florida 34232.

Name and Address of Beneficial Owner	Number of Shares	% of Outstanding Shares*
Directors and Executive Officers
Devin G. Nunes(1)	1,208,188	*
Phillip Juhan(2)	241,636	*
Vladimir Novachki(3)	529,763	*
Eric Swider(4)	43,989	*
Donald J. Trump, Jr. (5)	114,775,946	52%
W. Kyle Green(6)	25,946	*
Robert Lighthizer(7)	25,946	*
Linda McMahon(8)	25,946	*
David Bernhardt	—	—
All Directors and Executive Officers of TMTG as a Group (9 Individuals)	116,877,360	53%

Five Percent Holders:
Donald J. Trump Revocable Trust dated April 7, 2014(9)	114,750,000	52%

*	less than 1%
(1)	Consists of (i) 87,154 shares of unrestricted stock, (ii) 145,790 shares of restricted stock, and (iii) 975,244 unvested RSUs.
(2)	Consists of (i) 21,059 shares of unrestricted stock, (ii) 37,022 shares of restricted stock, and (iii) 183,555 unvested RSUs.
(3)	Consists of (i) 37,199 shares of unrestricted stock, (ii) 82,780 shares of restricted stock, and (iii) 409,784 unvested RSUs.
(4)
Consists of (i) 6,486 shares of restricted stock; (ii) 19,460 unvested RSUs, and (iii) 18,043 shares held by Renatus LLC. Mr. Swider is the managing member of Renatus. As a result, Mr. Swider may be deemed to share voting and dispositive power with respect to the shares held of record by Renatus. The address for Renatus is 370 Harbour Drive, Humacao, Puerto Rico 00791.

(5)
Consists of (i) 6,486 shares of restricted stock, (ii) 19,460 RSUs and (iii) 114,750,000 shares held by Donald J. Trump Revocable Trust (the “Trust”) dated April 7, 2014, of which Donald J. Trump, Jr. is the sole trustee.

(6)	Consists of 6,486 shares of restricted stock and 19,460 RSUs.
(7)	Consists of 6,486 shares of restricted stock and 19,460 RSUs.
(8)	Consists of 6,486 shares of restricted stock and 19,460 RSUs.
(9)
The shares reported as beneficially owned by the Trust consist of (a) 78,750,000 shares previously issued to President Donald J. Trump upon the Business Combination and (b) 36,000,000 earnout shares previously issued to President Trump. These shares were transferred to the Trust by President Trump in a transfer not involving a purchase or sale from President Trump, who is the settlor and sole beneficiary of the Trust, on December 17, 2024. Donald J. Trump, Jr, President Trump’s son, is the trustee of the Trust and has sole voting and investment power over all securities owned by the Trust. The business address for the Trust is 115 Eagle Tree Terrace, Jupiter, Florida 33477.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of a registered class of the Company’s equity securities to file with the SEC reports of their ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such directors, officers and 10% or more stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2024, all filing requirements applicable to its directors and executive officers were timely met, except as follows:
•	Mr. Swider failed to file a Form 4 on a timely basis.
Changes in Control
On December 17, 2024, President Donald J. Trump transferred 114,750,000 shares of TMTG common stock to the Trust, of which he is the sole beneficiary. Donald J. Trump Jr. is the sole trustee of the Trust and has sole voting and investment power over all securities owned by the Trust. Management of the Company knows of no other arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL 2
REINCORPORATION PROPOSAL
Our Board has approved, and recommends that stockholders approve, the reincorporation by conversion of the Company from the State of Delaware to the State of Florida, which we refer to as the “Reincorporation”. The Reincorporation would be effected through a conversion pursuant to Section 266 of the DGCL whereby the Company will convert from a Delaware corporation to a Florida corporation and thereafter will be subject to the provisions of the Florida Business Corporation Act (the “FBCA”). We will continue to operate our business under the name “Trump Media & Technology Group Corp.”
Effectuation of the Reincorporation
The Reincorporation would be effected pursuant to Section 266 of the DGCL as set forth in the Plan of Conversion (the “Plan of Conversion”) which is included as Appendix A to this Proxy Statement. Approval of the Reincorporation Proposal will constitute approval of the Plan of Conversion. The Plan of Conversion provides that the Company will reincorporate from Delaware to Florida by converting into a Florida corporation pursuant to Section 266 of the DGCL and Section 607.11930 of the FBCA and that there will be no change in the Company’s business, properties, assets, obligations or management as a result of the Reincorporation. The consolidated financial condition and results of operations of the Company immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. The Company’s directors and officers immediately prior to the Reincorporation will serve as its directors and officers immediately following the Reincorporation, and the Company will continue to maintain its headquarters in Florida.
The Plan of Conversion also provides that, upon the Reincorporation, each outstanding share of capital stock of the Delaware corporation will be converted into one outstanding share of capital stock of the Florida corporation. You will not have to exchange your existing stock certificates for new stock certificates. Additionally, upon the Reincorporation, each outstanding warrant, option or right to acquire shares of common stock of the Delaware corporation will continue to be a warrant, option or right to acquire an equal number of shares of common stock of the Florida corporation under the same terms and conditions. The registration statements of the Company on file with the SEC immediately prior to the Reincorporation will continue to be the registration statements of the Company immediately after the Reincorporation and shares of the Company’s common stock will continue to be listed on the Nasdaq Stock Market.
Following the Reincorporation, the Company will be governed by the FBCA instead of the DGCL, and it will be governed by the form of Florida Articles of Incorporation (the “Florida Charter”) and the form of Florida Bylaws (the “Florida Bylaws”) included as Appendix B and C, respectively, to this Proxy Statement. Approval of the Reincorporation Proposal will constitute approval of the Florida Charter and Florida Bylaws. Our current Second Amended and Restated Certificate of Incorporation (which we refer to as the “Delaware Charter” in this Proposal) and Amended and Restated Bylaws (which we refer to as the “Delaware Bylaws” in this Proposal) will no longer be applicable following completion of the Reincorporation. Copies of the Delaware Charter and the Delaware Bylaws can be found via the Current Report on Form 8-K filed with the SEC by the Company on April 1, 2024.
Although the Florida Charter and the Florida Bylaws contain many provisions that are similar to the provisions of the Delaware Charter and the Delaware Bylaws, they are not identical, as described in more detail below. The Board currently intends that the Reincorporation will occur as soon as practicable following the Annual Meeting.
CERTIFICATES FOR SHARES IN THE COMPANY WILL AUTOMATICALLY BE CONVERTED INTO AND REPRESENT SHARES IN THE FLORIDA CORPORATION FOLLOWING THE REINCORPORATION, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.
Reasons for the Reincorporation
As part of their ongoing oversight, direction and management of the Company’s business, our Board and management have thoroughly discussed the issue of the Company’s jurisdiction of incorporation. These discussions were in response to a number of factors, including developments in the competitive and regulatory landscape in which we compete, our relationship with and commitment to the jurisdiction where we are headquartered, and broad-based views regarding the legal landscape in Delaware. The Board evaluated a number of factors in reaching a decision, including possible negative impacts from a potential reincorporation, meaningful differences in corporate law between Delaware and Florida and implications to our stockholders for economic, governance and litigation rights. The Board believes that the Reincorporation is in the best interests of the Company and will help maximize stockholder value. Accordingly, the Board believes that it is in our and our stockholders’ best interests that our state of incorporation be changed from Delaware to Florida and has recommended the approval of the Reincorporation Proposal to our stockholders. The Reincorporation will not result in any change in our business, operations, management, assets, liabilities or net worth.
Our Commitment to Florida
The Board believes that our corporate identity is intertwined with and inextricably tied to our Florida corporate headquarters, and we believe that a change in our state of incorporation by redomiciling in Florida would be consistent with this trajectory. Florida is our home state, we are committed to Florida, and our controlling stockholder is at home in Florida. Reincorporating in Florida would also enhance our relationships with the state and local communities. These relationships - with government actors, with employees and with other stakeholders - are critical to the Company. The Reincorporation would send a strong signal of TMTG’s commitment to the state and local community.
By comparison, we have no operations or employees in Delaware. We do not hold Board meetings in Delaware, and the Board does not otherwise visit Delaware as part of their work for the Company. The Board found no advantage to remaining incorporated in Delaware that justifies a split between the Company’s legal home and its physical home.
Another advantage of home-state incorporation is that the legislators and judges making corporate law - and the juries deciding fact disputes - are drawn from the community in which the Company operates. Corporate law and litigation often overlap with and impact business, employment and operational matters. The Board believes that local decision-makers have a deeper understanding of our business, and therefore are best situated to make decisions about our corporate governance.
Successful companies are incorporated in many U.S. states and other jurisdictions outside of the United States. Some of the most successful consumer-facing companies in the United States are headquartered and incorporated in the same state, demonstrating identification with their home state, including, among others, Apple and Southwest Airlines. For example, Microsoft reincorporated from Delaware to its home state in order to reunite the company’s legal and physical homes. One of the reasons given by Microsoft when it left Delaware was that Washington was “the location of the Company’s world headquarters and the location of its primary research and development efforts.” Similarly, the Board believes there is value in unifying TMTG’s legal and physical homes.
Evolving Landscape in Delaware
Like many corporations, we are incorporated in Delaware. A large portion of U.S. corporations have historically chosen Delaware as their state of incorporation due to its reputation for having a well-defined and business-friendly legal environment. Though Delaware corporate law may be less prescriptive in its statutory requirements for fiduciary duties than other states, because of the extensive experience of the Delaware courts and considerable body of judicial decisions since the early 1900s, Delaware has garnered the reputation of offering corporations and their counsel greater guidance on matters of corporate governance and transaction liability issues.
However, the increasingly litigious environment facing corporations with controlling stockholders has created unpredictability in decision-making and has started to impede our ability to act quickly. For example, the Delaware Supreme Court recently determined in In re Match Group, Inc. Derivative Litigation, 315 A.3d 446 (Del. 2024), that all transactions involving a controlling stockholder receiving a non-ratable benefit are presumptively subject to entire fairness review (i.e., Delaware’s most stringent standard) unless the transaction complies with the strictures set out in in Kahn v. M&F Worldwide Corporation, 88 A.3d 635 (Del. 2014) (“MFW”). The Match Group decision confirmed what corporate and legal communities had viewed in recent years as an expansion in Delaware of the application of MFW, a case originally establishing the requirements that must be followed to lower the standard of review for freeze-out merger transactions between a controlled corporation and its controlling stockholder from entire fairness to the less-stringent business judgment standard. In Tornetta v. Musk, 310 A.3d 430 (Del. Ch. 2024), the Delaware Court of Chancery found that an incentive stock award to the company’s co-founder and CEO, which was approved by the company’s stockholders in 2018, was not “entirely fair” to stockholders. That court rescinded the award, determining that the co-founder and CEO was a “controller” even though he only held 21.9% of the company’s stock because he “wielded the maximum influence that a manager can wield over a company” and “occupied the most powerful trifecta of roles within a corporation—CEO, chair, and founder.” Following the court’s rescission decision, the company’s stockholders ratified the CEO’s incentive stock award in 2024, affirming their desire from 2018 to keep their co-founder and CEO incentivized, an action that was again rescinded by the Delaware courts.
We believe the Reincorporation will result in less unmeritorious litigation against the Company, our directors and officers and our controlling stockholder, which in turn would better allow our directors and officers to focus on our business and save the Company the costs of such litigation. Though there are proposed amendments to the DGCL to, among other things, increase protections for officers of a corporation, we believe Florida strikes a better balance between the benefits and costs of litigation to the Company and its stockholders than does Delaware because Florida has a statute-focused approach to corporate law whereas Delaware’s approach depends upon judicial interpretation that lends itself to greater uncertainty.
Franchise Tax
Another factor the Board considered in electing to pursue the Reincorporation was the reduction in the Company’s franchise tax liability. Unlike Delaware, Florida does not require domestic corporations to pay a franchise tax. We expect to pay franchise tax in the amount of approximately $200,000 for tax year 2024. Florida only requires the payment of aggregate annual fees of $150 when a corporation files its annual report. Accordingly, we estimate that we will save a significant amount per year on franchise taxes if the Reincorporation Proposal is approved.
Potential Disadvantages of the Reincorporation
Notwithstanding the belief of the Board as to the benefits to our stockholders of the Reincorporation, Delaware is a popular domicile for publicly-traded companies in the United States. The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets every year. The Delaware system has long been lauded for its expertise. Florida case law concerning the governing and effects of its statutes and regulations is more limited. Accordingly, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions, and stockholders’ rights to challenge them.
Comparison of Stockholder Rights under Delaware and Florida Law
Although the Board believes that the rights of stockholders under the DGCL and the FBCA are substantially equivalent, at least on balance of the relevant considerations against one another and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the FBCA and existing Florida case law in ways that may affect the rights of our stockholders.
The following is a comparison of certain provisions in the Florida Charter, the Florida Bylaws, the Delaware Charter and the Delaware Bylaws, as well as certain provisions of the DGCL and the FBCA. The comparison summarizes the important differences, but is not intended to list all differences, and is qualified in its entirety by reference to such documents and to the DGCL and the FBCA. Stockholders are encouraged to read the Florida Charter, the Florida Bylaws, the Delaware Charter and the Delaware Bylaws in their entirety. The Florida Charter and Florida Bylaws are attached to this Proxy Statement, and the Delaware Charter and Delaware Bylaws are filed publicly as exhibits to our periodic reports.

Provisions Applicable Prior to the Reincorporation		Provisions Applicable Following the Reincorporation
1.	Bylaw Amendments. The DGCL provides that the stockholders and, if provided by the certificate of incorporation, the board of directors, are entitled to amend or repeal the bylaws. Bylaws may be amended or repealed by stockholders at any meeting by a vote of the majority of the issues and outstanding common stock of a corporation. The Delaware Charter authorizes the Board to adopt, amend, alter or repeal the Delaware Bylaws by (a) majority vote of the board or (b) the affirmative	1.
Bylaws Amendments. The FBCA provides that the board of directors may amend or repeal the bylaws unless such power is reserved to the shareholders by the articles of incorporation or by a particular bylaw provision, or by specific action of the shareholders.

The Florida Charter and Florida Bylaws permit the amendment of the Florida Bylaws in the same manner as the Delaware Charter.

Provisions Applicable Prior to the Reincorporation		Provisions Applicable Following the Reincorporation
	vote of the holders of at least 66 2∕3% of the outstanding shares of common stock entitled to vote thereon.

2.
Charter Amendments. The DGCL provides that an amendment to the certificate of incorporation may be made if first proposed by directors and then approved by the stockholders entitled to vote thereon.

The Delaware Charter authorizes the amendment, amendment and restatement or repeal of the Delaware Charter with the approval of the Board and the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of common stock entitled to vote thereon; provided, however, that any such change relating to certain articles, as stated in the Delaware Charter, must also be approved by the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of common Stock entitled to vote thereon.
		2.
Charter Amendments. The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

The Florida Charter permits the amendment of the Florida Charter in the same manner as the Delaware Charter.

3.
Stockholder Action by Written Consent. Under the DGCL, unless otherwise provided in a corporation’s certificate of incorporation, the stockholders may take action without a meeting if a consent in writing to such action is signed by the shareholders having not less than a minimum number of votes that would be necessary to take such action at the meeting at which all shares entitled to vote were present and voted.

The Delaware Charter expressly forbids the stockholders of the Company from taking any action by written consent; any such action required or permitted to be taken by the stockholders at any annual or special meeting of the stockholders may be effected only at a duly called annual or special meeting of the stockholders.
		3.
Shareholder Action by Written Consent. Under the FBCA, unless otherwise provided in a corporation’s articles of incorporation, any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote were present and voted.

The Florida Charter forbids shareholder action by written consent in the same manner as the Delaware Charter.

4.	Stockholder Ability to Call Special Stockholders’ Meetings. The DGCL provides that special meetings of the stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or the bylaws. The Delaware Charter provides that special meetings of stockholders may be called only by the Chairman of the Board, the Chief Executive Officer of the Company or by the Board pursuant to a resolution adopted by a majority of the Board. The ability of the Company’s stockholders to call a special meeting is	4.
Shareholder Ability to Call Special Shareholders’ Meetings. The FBCA provides that special meetings of the shareholders may be called by (i) the board of directors; (ii) such persons as may be authorized by the articles of incorporation or the bylaws or (iii) the holders of not less than 10% (or a greater percentage, not to exceed 50%, as specified in the articles of incorporation) of all votes entitled to be cast on any issue to be considered at the special meeting.

The Florida Charter provides that special meetings

Provisions Applicable Prior to the Reincorporation		Provisions Applicable Following the Reincorporation
	specifically denied.
of shareholders may be called by the Chairman of the Board, the Chief Executive Officer of the Company or by the Board pursuant to a resolution adopted by a majority of the Board. The Florida Charter forbids the ability of the Company’s stockholders to call a special meeting in the same manner as the Delaware Charter.

5.	Inspection of Books and Records. Under the DGCL, any stockholder of a corporation has the right to inspect and copy the corporation’s stock ledger, list of shareholders and its other books and records, upon certain procedural requirements such as a written demand under oath in which the stockholder states a “proper purpose” for such inspection.	5.
Inspection of Books and Records. Under the FBCA, any shareholder, during regular business hours, at the corporation’s principal office, is entitled to inspect and copy the corporation’s books and records, including minutes of meetings, certain written board and shareholder resolutions, certain written communications to shareholders, articles of incorporation, bylaws, accounting records and the list of the names and business addresses of the corporation’s directors and officers, provided that such shareholder makes written demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy and such shareholder (i) makes the demand “in good faith and for a proper purpose,” and (ii) describes the purpose with reasonable particularity and describes the records he desires to inspect. In addition, the records must be directly connected with the shareholder’s purpose.

6.
Restrictions on Transactions with Interested Stockholders. Under the DGCL, a corporation whose shares are publicly traded is generally prohibited from entering into business transactions with an interested stockholder (one who owns 15% or more of the corporation’s outstanding voting stock), or an interested stockholder’s affiliates or associates, for a period of three years after the stockholder became an interested stockholder unless one of the following conditions is met: (i) before the stockholder became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction resulting in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation, where the total number of shares outstanding is calculated when the transaction commenced (excluding certain shares owned by officers or directors or under employee stock plans); or (iii) at or after the time the business combination is approved by the board of directors, it is also approved at an annual or special meeting (not by written consent) by stockholders holding at least 66 2/3% of the outstanding voting stock of the corporation (not including stock held by the interested stockholder). A
		6.
Restrictions on Transactions with Interested Shareholders. The FBCA provides that an “affiliated transaction” (as defined in the FBCA) with an “interested shareholder” (as defined in the FBCA) during the three years after the shareholder becomes an interested shareholder must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder, unless one of the following conditions is met: (i) the transaction has been approved by a majority of the corporation’s disinterested directors (as defined in the statute); (ii) the interested shareholder has been the beneficial owner of at least 80% of the corporation’s outstanding voting shares for at least three years preceding the transaction; (iii) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares; (iv) the corporation has not had more than 300 shareholders of record at any time during the preceding three years; or (v) certain fair price and procedural requirements are satisfied. A corporation may opt-out of the statute by stating in its articles of incorporation that it elects not to be governed by the applicable statute.

The Florida Charter contains a provision that expressly opts out of the protections described above.

Provisions Applicable Prior to the Reincorporation		Provisions Applicable Following the Reincorporation

corporation may opt-out of the statute by stating in its certificate of incorporation that it elects not to be governed by the applicable statute.

The Delaware Charter contains a provision that expressly opts out of the protections described above.

7.
Vote Required to Approve Merger or Sale of Company. The DGCL provides that a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote. Whether the holders of shares are entitled to vote on a merger is governed by the provisions of the certificate of incorporation setting forth the voting rights of the shares of stock, but a corporation may not deprive stockholders of the right to vote on a proposed sale of the corporation.

The Delaware Charter has no provision restricting the stockholders’ voting rights regarding the merger or sale of the Company.
		7.
Vote Required to Approve Merger or Sale of Company. The FBCA provides that a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote. The FBCA allows the board of directors or the articles of incorporation to establish a higher vote requirement.

The Florida Charter, in the same manner as the Delaware Charter, has no provision restricting the shareholders’ voting rights regarding the merger or sale of the Company.

8.	Control-Share Acquisition Statute. There is no control-share acquisition statute under the DGCL.	8.
Control-Share Acquisition Statute. The FBCA contains a control-share acquisition statute which provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding interested shares. Control shares are shares which, except for the FBCA provision, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, to exercise or direct the exercise of voting power in the election of directors within the thresholds specified in the FBCA.

This statute does not apply if, among other things, the acquisition is: (i) approved by the corporation’s board of directors before it occurs or (ii) pursuant to a statutory merger or share exchange to which the corporation is a party. A corporation may opt-out of the statute by stating in its articles of incorporation that it elects not to be governed by the applicable statute.

The Florida Charter contains a provision stating that the corporation elects not to be governed by the control-share acquisition statute.

Provisions Applicable Prior to the Reincorporation	Provisions Applicable Following the Reincorporation
9.
Stockholder Proposal Notice Provisions. The Delaware Bylaws require that stockholders provide any proposals for consideration at the annual stockholder meeting not later than the 90th day nor earlier than the 120th day prior to the anniversary of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, proposals must be delivered not earlier than the 120th day prior to the meeting nor later than the later of (x) the 90th day prior to the meeting or (y) the 10th day following the day on which the public announcement of the date of the annual meeting is first made by the Company.
9.
Shareholder Proposal Notice Provisions. The Florida Bylaws require that shareholders provide any proposals for consideration at the annual shareholder meeting not later than the 90th day nor earlier than the 120th day prior to the anniversary of the immediately preceding year’s annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, proposals must be delivered not earlier than the 120th day prior to the meeting nor later than the later of (x) the 90th day prior to the meeting or (y) the 10th day following the day on which the public announcement of the date of the annual meeting is first made by the Company.

10.
Change in Number of Directors or Size of Board of Directors. The DGCL provides that a board of directors must consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

The Delaware Charter provides that the Board may increase or decrease the number of directors on the Board at any time by written resolution, so long as there is at least one director. The Delaware Charter currently fixes the number of directors constituting the Board at seven.
10.
Change in Number of Directors or Size of Board of Directors. Under the FBCA, a board of directors must consist of one or more individuals, with the number specified in accordance with the articles of incorporation or bylaws. The number of directors may be increased or decreased from time to time by amendment to the articles of incorporation or bylaws.

The Florida Charter provides (i) that the Board may increase or decrease the number of directors and (ii) fixes the number of directors constituting the Board in the same manner as the Delaware Charter. The Florida Charter currently fixes the number of directors constituting the Board at seven.

11.
Classified Board. Under the DGCL, the term of a director is one year unless the board is classified by having staggered terms. The DGCL permits the certificate of incorporation, initial bylaws, or bylaws adopted by stockholders to divide the board into one, two, or three classes with staggered terms usually of three years each.

The Delaware Charter classifies the Board into three classes: Class I, Class II and Class III, each with two, two and three directors, respectively. The initial terms of the initial Class I directors shall expire at the first annual meeting of the stockholders following the effectiveness of the Delaware Charter; the initial terms of the initial Class II directors shall expire at the second annual meeting following the effectiveness of the Delaware Charter; and the initial terms of the initial Class III directors shall expire at the third annual meeting of the stockholders following the effectiveness of the Delaware Charter. Following the initial terms of each class of director
11.
Classified Board. Under the FBCA, the terms of directors expire at the next annual shareholders’ meeting following their election unless their terms are staggered. If provided for by the articles of incorporation or a bylaw adopted by a vote of shareholders, the terms of directors may be staggered. The terms of directors are staggered by dividing into one, two or three classes with the number of directors in each class being as nearly equal as possible.

The Florida Charter classifies the Board in the same manner as the Delaware Charter.

Provisions Applicable Prior to the Reincorporation		Provisions Applicable Following the Reincorporation
	as described above, a director’s term shall expire at the third annual meeting of stockholders following his or her most recent election or re-election as such.

12.
Filling Vacancies on the Board. Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, vacancies resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, even if less than a quorum. If at the time of filling any vacancy or any newly created directorship, the directors then in office are less than a majority of the whole board, the Court of Chancery may, upon application of stockholders holding at least ten percent (10%) of the voting stock at the time outstanding having the right to vote for such directors, order an election to be held.

The Delaware Charter provides that any increase in the number of directors and any vacancies on the Board resulting from a director’s resignation, removal or death may be filled solely and exclusively by the vote of a majority of the remaining directors then in office (or, if applicable, the sole remaining director), even if such directors constitute less than a quorum.
		12.
Filling Vacancies on the Board. Under the FBCA, unless the articles of incorporation provide otherwise, vacancies that occur on a board of directors may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum, or by the shareholders.

The Florida Charter provides that any increase in the number of directors and any vacancies on the Board resulting from a director’s resignation, removal or death may be filled in the same manner as the Delaware Charter.

13.	Cumulative Voting/Vote Required to Elect Directors. The DGCL provides that the certificate of incorporation may provide for cumulative voting. Under the DGCL, directors shall be elected by a plurality of the votes cast by the stockholders entitled to vote at a stockholders’ meeting at which a quorum is present. The Delaware Charter does not provide for cumulative voting.	13.
Cumulative Voting/Vote Required to Elect Directors. The FBCA provides that the articles of incorporation may provide for cumulative voting.

Under the FBCA, directors shall be elected by a plurality of the votes cast by the shareholders entitled to vote at a shareholders’ meeting at which a quorum is present.

The Florida Charter does not provide for cumulative voting.

14.	Pre-Emptive Rights. The DGCL generally provides that shareholders of a Delaware corporation do not have a pre-emptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide. The Delaware Charter does not provide pre-emptive rights.	14.
Pre-Emptive Rights. The FBCA generally provides that shareholders of a Florida corporation do not have a pre-emptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide.

The Florida Charter does not provide pre-emptive rights.

15.	Franchise Tax. The DGCL requires corporations to pay an annual franchise tax.	15.	Franchise Tax. The FBCA does not require corporations to pay an annual franchise tax.

16.	Dividends and Repurchase of Shares. The DGCL provides that, subject to any restrictions contained in	16.	Dividends and Repurchase of Shares. Under the FBCA, a corporation may make distributions to

Provisions Applicable Prior to the Reincorporation		Provisions Applicable Following the Reincorporation

its certificate of incorporation, a corporation may pay dividends either: (a) out of surplus or (b) if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or out of net profits for the preceding fiscal year. The corporation may not, however, pay dividends out of net profits if, after the payment of the dividends, the capital of the corporation would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the assets.

Under the DGCL, a corporation may redeem or repurchase its shares out of its surplus for such consideration as fixed by the board of directors.

The Delaware Charter allows for but does not require the Board to declare and the Company to pay dividends on outstanding shares of common stock from funds lawfully available therefor.

shareholders (subject to any restrictions contained in the corporation’s articles of incorporation) as long as, after giving effect to the distribution: (a) the corporation will be able to pay its debts as they become due in the usual course of business and (b) the corporation’s total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

A Florida corporation may purchase its own shares and, unless otherwise provided in the articles of incorporation, shares repurchased remain authorized but unissued.

The Florida Charter allows for but does not require the Board to declare and the Company to pay dividends on outstanding shares of common stock from funds lawfully available therefor, in the same manner as the Delaware Charter.

17.
Appraisal Rights. Under the DGCL, dissenting stockholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to certain restrictions) are entitled to appraisal rights under limited circumstances. Under the DGCL, there are no appraisal rights in connection with sales of substantially all the assets of a corporation, reclassifications of stock or other amendments to the certificate of incorporation which adversely affect a class of stock.

Dissenters’ rights do not apply to a stockholder of a corporation if the stockholders shares were (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Security Dealers, Inc. or (b) held of record by more than 2,000 stockholders.

The Delaware Charter does not provide for specific appraisal rights.
		17.
Appraisal Rights. Under the FBCA, dissenting shareholders who follow prescribed statutory procedures are, in certain circumstances, entitled to appraisal rights in the case of: a merger or consolidation, a sale or exchange of all or substantially all the assets of a corporation, amendments to the articles of incorporation that adversely affect the rights or preferences of shareholders, consummation of a plan of share exchange if the shareholder is entitled to vote on the plan, and the approval of a control share acquisition pursuant to Florida law.

Such rights are not provided when (a) such shareholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation; or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders.

The Florida Charter does not provide for specific appraisal rights.

18.	Dissolution. Under the DGCL, dissolution of a corporation must be authorized by a majority of the board of directors and a majority of the stockholders of the corporation, or all the stockholders of the corporation entitled to vote.	18.
Dissolution. Under the FBCA, dissolution of a corporation must be recommended by the board of directors to the shareholders and the shareholders must then approve the dissolution by a majority of all votes entitled to be cast thereon. In certain circumstances, the

Provisions Applicable Prior to the Reincorporation		Provisions Applicable Following the Reincorporation

board may determine that it should not make such a recommendation to the shareholders because of a conflict of interest or other special circumstances, which the board must make known to the shareholders.

Without action of the board of directors, shareholders may dissolve the corporation by written consent.

19.
Removal of Directors. Under the DGCL, a director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. If the board is classified, stockholders may remove a director only for cause unless otherwise provided in the certificate of incorporation.

The Delaware Charter provides that any or all directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of 66 2/3% of the voting power of all then-outstanding shares of common stock entitled to vote generally in the election of directors.
		19.
Removal of Directors. The FBCA provides that shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that the directors may be removed only for cause.

The Florida Charter provides for the removal of directors in the same manner as the Delaware Charter.

20.	Proxy Voting. Under the DGCL, each stockholder entitled to vote at a meeting may authorize another person to act for the stockholder by proxy up to three (3) years from its date, unless the proxy provides for a longer period.	20.
Proxy Voting. Under the FBCA, each shareholder entitled to vote at a meeting may appoint another person to act for the shareholder by proxy up to eleven (11) months unless a longer period is expressly provided in the appointment.

21.	Quorum. Under the DGCL, the presence of the holders (in person or by proxy) of a majority of the voting power of the corporation constitutes a quorum.	21.
Quorum. Under the FBCA, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group, unless such quorum requirement is otherwise increased or decreased pursuant to a corporation’s articles of incorporation, in which case in no event shall a quorum consist of less than one-third of the shares entitled to vote.

The Florida Charter sets the quorum requirement in the same manner as the Delaware Charter.

22.
Indemnification. The DGCL provides that a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director or officer of a Delaware corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, so long as such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

		22.
Indemnification. The FBCA provides that a corporation may indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director or officer of a Florida corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, so long as such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

The Florida Charter directs the Company to indemnify

Provisions Applicable Prior to the Reincorporation		Provisions Applicable Following the Reincorporation
	The Delaware Charter directs the Company to indemnify and hold harmless each director or officer of the Company to the fullest extent permitted by the DGCL.		and hold harmless each director or officer of the Company to the fullest extent permitted by the FBCA.

23.
Adjudication of Disputes. Under the Delaware Charter, the Court of Chancery in the State of Delaware is, to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action or proceeding asserting a claim of, or a claim based on, a breach of fiduciary duty owed by any current or former director, officer, or other employee of the Company to the Company or the Company’s stockholders; (iii) any action or proceeding asserting a claim arising pursuant to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws (including, without limitation, with respect to the interpretation, validity or enforceability of any provision thereof); or (iv) any action asserting a claim governed by the internal affairs doctrine.
23.
Adjudication of Disputes. Under the Florida Charter, a state court located within the state of Florida (or, if a state court located within the state of Florida does not have jurisdiction, the federal district court for the Middle District of Florida) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action or proceeding asserting a claim of, or a claim based on, a breach of fiduciary duty owed by any current or former director, officer, or other employee of the Company to the Company or the Company’s shareholders; (iii) any action or proceeding asserting a claim arising pursuant to any provision of the FBCA, the Florida Charter or the Florida Bylaws (including, without limitation, with respect to the interpretation, validity or enforceability of any provision thereof); or (iv) any action asserting a claim governed by the internal affairs doctrine.

Federal Income Tax Consequences
The following discussion addresses the material U.S. federal income tax consequences of the Reincorporation that are applicable to holders of shares of common stock. The discussion does not deal with all U.S. federal income tax consequences that may be relevant to a particular holder of shares of common stock, or any foreign, state or local tax considerations. The following discussion is based upon the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Reincorporation. The Internal Revenue Service could adopt positions contrary to those discussed below and such position could be sustained.
Accordingly, holders of common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the Reincorporation, as well as the effect of possible changes in the applicable tax laws.
The Reincorporation provided for in the Plan of Conversion is intended to constitute a tax-free “reorganization” under Section 368(a)(1)(F) of the Code. Accordingly, assuming the Reincorporation qualifies as a reorganization under Section 368(a)(1)(F) of the Code, it is expected that the Reincorporation will have the following U.S. federal income tax consequences: (i) no gain or loss will be recognized by the holders of shares of common stock upon consummation of the Reincorporation; (ii) the aggregate tax basis of shares of common stock after the Reincorporation will be the same as the aggregate tax basis of shares of common stock before the Reincorporation; and (iii) the holding period of the shares of common stock after the Reincorporation will include the period for which the shares of common stock were held prior to the Reincorporation.
Securities Law Consequences
At the effective time of the Reincorporation, the Company’s common stock will continue to be traded on the Nasdaq Stock Market under the symbol “DJT” and the Company’s redeemable warrants (the “Warrants”) will continue to be traded on the Nasdaq Stock Market under the symbol “DJTWW.” There will be no interruption in the trading of the common stock or the Warrants as a result of the Reincorporation. The Company will continue to file periodic reports and other documents with the SEC and provide to stockholders the same types of information that it has previously filed and provided. The Company and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as each was prior to the Reincorporation.

Accounting Treatment
The Company expects that the Reincorporation will have no effect from an accounting perspective because there is no different entity as a result of the Reincorporation. As such, the Company’s consolidated financial statements previously filed with the SEC will remain its consolidated financial statements following the Reincorporation.
No Exchange of Stock Certificates Required
Stockholders will not be required to exchange their current Company stock certificates for new stock certificates in connection with the Reincorporation. Following the effective time of the Reincorporation, any current Company stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Florida Company stock certificates. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.
No Appraisal or Dissenter’s Rights
The Reincorporation will be conducted as a conversion of the Company from a Delaware corporation to a Florida corporation. Under the DGCL, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reincorporation or the Reincorporation Proposal.
Required Vote
Approval and adoption of the Reincorporation Proposal requires the affirmative vote of the holders of a majority of the outstanding common stock entitled to vote on the Reincorporation Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REINCORPORATION
PROPOSAL.

PROPOSAL 3
Our Board has approved, and recommends that the stockholders approve, an amendment and restatement of the Digital World Acquisition Corp. 2024 Equity Incentive Plan (as amended and restated, the “A&R Plan”), subject to stockholder approval.
The changes implemented by the A&R Plan to the 2024 Plan are as follows:
•
The A&R Plan increases the share pool limit effective as of 2026 by authorizing the inclusion of an Evergreen Provision (the “Evergreen Provision”) that automatically increases the then available share pool each January 1 commencing 2026 through 2034 by an amount equal to 5% of the total number of shares of common stock outstanding as of December 31 each year.

•	The name of the 2024 Plan has been updated to the “Trump Media & Technology Group Corp. 2024 Equity Incentive Plan” due to the Company’s corporate reorganization effective as of the Closing.
The Evergreen Provision allows for the replenishment of the share pool without the requirement for the Company to submit a proposal to stockholders to increase the size of the share pool each year.
If this Proposal is approved, based upon the number of shares outstanding as of February 12, 2025 it is estimated that approximately 11,003,268 shares would be added to the A&R Plan (assuming that the number of outstanding shares remained the same). The material features of the 2024 Plan and A&R Plan are described below. If approved by the Company’s stockholders, the A&R Plan will become effective on the date of such approval.
Background and Timing of the Amendment
As of February 18, 2025, there were 9,547,850 shares available under the 2024 Plan. This remaining share pool will not be sufficient to fulfill the Company’s equity compensation program during the next several years. We consider it important to maintain a strong association between compensation of our employees and service providers and our stockholders’ long-term interests. Awards under the 2024 Plan are intended to provide our employees significant incentive to protect and enhance stockholder value. We believe that there is an insufficient number of shares remaining available for new grants under our 2024 Plan to sustain these important stock-based incentives.
Although the A&R Plan was approved in 2024, in order to secure and retain the services of our employees, directors and other service providers and to provide long-term incentives that align the interests of our employees, directors and other service providers with the interests of our stockholders, the Evergreen Provision will allow us to better support our continued growth strategy. Adopting the A&R Plan at this time will make an additional number of shares available for issuance to participants each year.
Overview
The Incentive Plan Proposal — We are asking shareholders to consider and vote upon a proposal to approve and adopt the A&R Plan, a copy of which is attached to this proxy statement as Appendix D.
If the A&R Plan is approved by stockholders, then the amended plan will be effective as of such approval.
Why We Support the Proposal
The A&R Plan is key to our attracting and retaining top talent. Attracting and retaining top talent in this very competitive industry is one of our fundamental strategic imperatives. Our long-term equity compensation program for our officers and employees is a significant element of our compensation strategy for attracting and retaining our top employees and directors. We have found that equity-based awards are valued by our executives and employees. That sense of value, when coupled with multi-year vesting periods, and performance-based vesting in certain cases, serves to enhance retention of these employees as well as collaboration among them. We believe an A&R Plan is key to our long-term success and the future success of our stockholders.
The A&R Plan will be used to align the long-term interests of our employees, with those of our stockholders and consistent with our M&A strategy. We consider it crucial to maintain a strong association between compensation of our key employees and our stockholders’ long-term interests. Our long-term equity compensation program is a significant factor in achieving this goal and allowing us to have potential future headcount growth in the context of mergers and acquisitions.

The Compensation Committee (which administers the 2024 Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward directors, officers and employees whose contributions are critical to the long-term success of the Company. The Compensation Committee believes that stockholder approval of the increase in the shares authorized under the A&R Plan is necessary for the Company to offer a competitive equity incentive program to provide meaningful recruitment and retention benefit to prospective or current directors, officers and employees. If stockholders do not approve the proposed increase in shares authorized under the 2024 Plan, the Company likely will be precluded from successfully attracting and retaining the best possible talent to move its business forward.
For these reasons, we are asking our stockholders to approve the additional shares authorized for issuance under the A&R Plan and thereby enable us to continue to implement our long-term equity compensation program.
Purpose of the A&R Plan
The purpose of the A&R Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging service providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of service providers with exceptional qualifications, and (c) linking service providers directly to shareholder interests through increased equity ownership.
Consequences if the Incentive Plan Proposal is Not Approved
If the Incentive Plan Proposal is not approved by stockholders, we believe the Company’s ability to recruit, retain and incentivize top talent will be adversely affected.
Request for Approval of Share Pool Increase
If stockholders do not approve our A&R Plan, our ability to grant equity awards to our planned new hires, as well as our existing employees and management team, will be severely limited, which would place us at a competitive disadvantage. After a review of our historical practices and our anticipated future growth, we believe that the shares that would become available under our A&R Plan if this proposal is approved would enable us to continue to grant equity awards, which is vital to our ability to attract and retain the talent required to support our continued growth in the extremely competitive labor market in which we compete.
Outstanding Equity Awards
In setting the number of shares authorized for issuance under the A&R Plan and proposing the inclusion of the Evergreen Provision, we considered the total outstanding equity awards under the 2024 Plan. To facilitate the approval of the A&R Plan, set forth below is certain additional information as of the record date.
As of February 12, 2025, we had 220,065,365 Shares issued and outstanding. The closing price of the shares as reported on the Nasdaq on February 20, 2025 was $27.84.
Historical Equity Award Granting Practices
We also considered both our total equity “overhang” and our historical and projected annual “burn rate” in developing our share increase to the A&R Plan and analyzing the impact of using equity as a means of compensation on our stockholders.
Our overhang percentage is 1.1%. Overhang is calculated by dividing the number of shares issuable pursuant to equity awards outstanding at the end of the fiscal year (2,428,018 shares with respect to fiscal 2024) by the number of common shares outstanding at the end of the fiscal year (220,050,011 shares with respect to fiscal 2024).

Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. In proposing the number of shares authorized for issuance under the A&R Plan, we considered the number of equity awards granted under the 2024 Plan in the past fiscal year. In 2024, the Company granted equity awards representing a total of approximately 2,428,018 shares, as follows:

2024
Restricted stock units granted	2,428,018
Weighted-average shares of Shares outstanding during the fiscal year	169,630,052
Burn rate	1.4%

We will continue to monitor our equity use in future years to ensure our burn rate is within competitive market norms. Our future burn rate will depend on a number of factors, including the number of participants in the A&R Plan, the price per share, any changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.
Expected Share Usage Needs
In requesting the approval of the Evergreen Provision and in setting the number of shares authorized for issuance under the A&R Plan, we also considered the potential dilution that would result by approval of the authorization of the share pool for the A&R Plan. The actual dilution will depend on several factors, including the types of awards made under the A&R Plan. The Board believes the number of Shares requested represents a reasonable amount of potential equity dilution, within a competitive range of the median of similarly situated companies.
The A&R Plan
The purpose of the A&R Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of stockholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in our company and providing a means of recognizing their contributions to our success. The Board believes that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.
Summary of the A&R Plan
This section summarizes certain principal features of the A&R Plan. This summary is qualified in its entirety by the full text of the A&R Plan, a copy of which is included as Appendix D to this proxy statement. For purposes of the summary below, the 2024 Plan refers to the A&R Plan.
Awards
The 2024 Plan allows the Company to make equity and equity-based incentive awards to officers, employees, directors, consultants, and advisors. The Board anticipates that providing such persons with a direct stake in the Company will assure a closer alignment of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The 2024 Plan will provide for the grant of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Compensation Awards. No determination has been made as to the types or amounts of awards that will be granted to certain individuals pursuant to the 2024 Plan. All awards will be set forth in an award agreement which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations.
A brief description of each award type follows.
•	Non-Qualified Stock Options or “NQSO” means the right to purchase shares pursuant to terms and conditions that are not intended to be, or do not qualify as, an Incentive Stock Options;

•
Incentive Stock Options or “ISO” means the right to purchase shares pursuant terms and conditions that are intended to qualify as, and that satisfy the requirements applicable to, an incentive equity option within the meaning of Code Section 422 of the United States Internal Revenue Code of 1986, as amended;

•	Stock Appreciation Rights or “SAR” means a right, designated as an SAR, to receive the appreciation in the fair market value of shares;
•	Restricted Stock means an award of shares subject to vesting conditions;
•	Restricted Stock Units or “RSUs” shall mean a right to receive shares or cash upon vesting; and
•	Performance Compensation Awards means an award granted to a participant that entitles the participant to delivery of shares upon achievement of performance goals.
Assuming the Evergreen Provision is approved, the number of shares available for issuance under the 2024 Plan will be 13,252,544 common shares (which represents the number of shares approved upon the original effective date in 2024) plus an increase on each January 1 during 2026 to 2034, beginning on January 1, 2026, of an amount equal to the lesser of (i) 5% of the Company's common stock issued and outstanding on the immediately preceding December 31 or (ii) such number of shares determined by the plan administrator (the “Share Limit”). The Share Limit is subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock split, stock dividend, reverse stock split or other similar change in the Company’s capitalization. The maximum aggregate number of shares of common stock of the Company that may be issued upon exercise of incentive stock options under the 2024 Plan, as amended, shall not exceed 13,252,544, as adjusted. Shares underlying any awards under the 2024 Plan, as amended that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the A&R Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares that may be issued as incentive stock options.
The 2024 Plan contains a limitation whereby the value of all awards under the 2024 Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $750,000 in any calendar year.
The 2024 Plan will be administered by the Compensation Committee, the Board or such other similar committee pursuant to the terms of the 2024 Plan. The plan administrator, which initially will be the Compensation Committee, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2024 Plan. The plan administrator may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, the authority to awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the delegated committee, subject to certain limitations and guidelines.
Persons eligible to participate in the 2024 Plan will be officers, employees, non-employee directors, consultants, and advisors of the Company and its subsidiaries as selected from time to time by the plan administrator in its discretion. As of the date of this proxy statement, approximately 35 individuals will be eligible to participate in the 2024 Plan, which includes approximately 4 officers, 25 employees who are not officers, and 6 non-employee directors. Additionally, future consultants/independent contractors may be eligible to participate in the 2024 Plan (no consultants/independent contractors currently work for the Company but there may be such individuals in the future).
The 2024 Plan permits the granting of both options to purchase common stock of the Company intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the 2024 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive awards under the 2024 Plan. The option exercise price of each option will be determined by the plan administrator but generally may not be less than 100% of the fair market value of the common stock of the Company on the date of grant or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the plan administrator or by delivery (or attestation to the ownership) of shares of common stock of the Company that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the plan administrator may permit non-qualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.
The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of common stock of the Company, or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price. The exercise price generally may not be less than 100% of the fair market value of common stock of the Company on the date of grant. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.
The plan administrator may award restricted shares of common stock of the Company and restricted stock units to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. The plan administrator may also grant shares of common stock of the Company that are free from any restrictions under the 2024 Plan. Unrestricted stock may be granted to participants in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such participant. The plan administrator may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock of the Company.
The plan administrator may grant cash-based awards under the 2024 Plan to participants, subject to the achievement of certain performance goals, including continued employment with the Company.
The 2024 Plan requires the plan administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2024 Plan, to certain limits in the 2024 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Except as set forth in a stock award agreement issued under the 2024 Plan, in the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any person becomes the beneficial owner directly or indirectly, of more than 50% of Company’s then outstanding capital stock, each outstanding stock award (vested or unvested) will be treated as the plan administrator determines, which may include (a) Company’s continuation of such outstanding stock awards (if Company is the surviving corporation); (b) the assumption of such outstanding stock awards by the surviving corporation or its parent; (c) the substitution by the surviving corporation or its parent of new stock options or other equity awards for such stock awards; (d) the cancellation of such stock awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such stock awards as of the closing date of such corporate transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the stock awards (which payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction, subject to applicable law); or (e) the opportunity for participants to exercise the stock options prior to the occurrence of the corporate transaction and the termination (for no consideration) upon the consummation of such corporate transaction of any stock options not exercised prior thereto.
The 2024 Plan provides that a stock award may be subject to additional acceleration of vesting and exercisability upon or after a “Change in Control” (as defined in the 2024 Plan) as may be provided in the award agreement for such stock award or as may be provided in any other written agreement between the Company or any affiliate and the participant, but in the absence of such provision, no such acceleration will occur.
Participants in the 2024 Plan are responsible for the payment of any federal, state or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares of common stock of the Company to be issued pursuant to an award shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.
The 2024 Plan generally does not allow for the transfer or assignment of awards, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; however, the plan administrator may permit the transfer of non-qualified stock options by gift to an immediate family member, to trusts for the benefit of family members, or to partnerships in which such family members are the only partners.
The plan administrator may amend or discontinue the 2024 Plan and the plan administrator may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but no such action may materially and adversely affect rights under an award without the holder’s consent. Certain amendments to the 2024 Plan will require the approval of the Company’s stockholders. Generally, without shareholder approval, (i) no amendment or modification of the 2024 Plan may reduce the exercise price of any stock option or the strike price of any stock appreciation right, (ii) the plan administrator may not cancel any outstanding stock option or stock appreciation right where the fair market value of the common stock underlying such stock option or stock appreciation right is less than its exercise price and replace it with a new option or stock appreciation right, another award or cash and (iii) the plan administrator may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange.
All stock awards granted under the 2024 Plan will be subject to recoupment in accordance with any clawback policy that Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which Company securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a stock award agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
No awards may be granted under the 2024 Plan after the date that is ten years from its original Effective Date, which is defined as the date shareholders approved the 2024 Plan.
Certain United States Federal Income Tax Aspects
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2024 Plan, as amended. It does not describe all federal tax consequences under the 2024 Plan, as amended, nor does it describe state or local tax consequences.
Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of the Company common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of the Company’s common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of the Company common stock at exercise (or, if less, the amount realized on a sale of such shares of the Company common stock) over the option price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of the Company common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
No income is generally realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of the Company common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of the Company common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of the Company’s common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
For all other awards under the 2024 Plan, the Company generally will be entitled to a tax deduction in connection with other awards under the 2024 Plan, as amended, in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for deferred settlement.
The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Plan Benefits
The awards that are to be granted to any participant or group of participants are indeterminable as of the date of this proxy statement because participation and the types of awards that may be granted under the 2024 Plan are subject to the discretion of the plan administrator.
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2024 Plan since its inception through February 20, 2025, even if not currently outstanding:

Name and Position	Number of shares
Executive Officers:
Devin Nunes	1,300,325
Phillip Juhan	244,739
Vladimir Novachki	546,378
Scott Glabe	336,576
All Current Executive Officers as a group	2,428,018
Directors:
David Bernhardt	0
Eric Swider	19,460
Donald J. Trump, Jr.	19,460
W. Kyle Green	19,460
Robert Lighthizer	19,460
Linda McMahon	19,460
All employees who are not executive officers as a group	1,175,000
All Current Directors who are not Executive Officers as a group	97,300

The awards actually granted under the 2024 Plan to our named executive officers in 2024 are described in the executive compensation section of this proxy statement beginning on page 22. The equity grant program for our non-employee directors is described under the “Director Compensation” section in this proxy statement beginning on page 19.

Vote Required for Approval
Approval and adoption of the Plan Proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Annual Meeting, abstentions and broker non-votes will have no effect on the outcome of the vote on the Plan Proposal.

PROPOSAL 4

ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” vote gives our stockholders the opportunity to express their views on the compensation of our named executive officers at each Annual Meeting of Stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.
This say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and will review the voting results when making future decisions regarding executive compensation.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL FOUR.

PROPOSAL 5

ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION APPROVALS
Pursuant to Section 14A of the Exchange Act, we are seeking your input with regard to the frequency of future stockholder advisory votes on our executive compensation programs. We are asking whether the advisory vote should occur every year, every two years or every three years.
After careful consideration, the Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company and, therefore, the Board recommends that you vote for a one-year interval for the say-on-pay advisory vote.
In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.
You may cast your vote on your preferred voting frequency by choosing the option of every one year, two years or three years or you may abstain from voting on the resolution set forth below:
RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast in response to this resolution will be determined, on an advisory basis, to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers.
We will regard the option that receives the highest number of votes cast by stockholders to be the frequency that has been selected by shareholders. Although this vote is advisory and not binding on the Board or the Company, the Board will carefully consider the outcome.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE OF “ONE YEAR” FOR PROPOSAL FIVE.

PROPOSAL 6

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the 2025 fiscal year. The Audit Committee is directly responsible for approving the appointment, retention and compensation, and for the oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee is responsible for audit fee negotiations associated with the Company’s retention of Semple, Marchal & Cooper, LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm.
In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and our internal auditors, and will take into account the vote of our stockholders with respect to the ratification of the selection of our independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Semple, Marchal & Cooper, LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its investors.
Representatives of Semple, Marchal & Cooper, LLP are expected to virtually attend the Annual Meeting and respond to questions and, if they desire, make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SEMPLE, MARCHAL & COOPER, LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR.
Principal Accountant Fees
BF Borgers CPA PC (“BF Borgers”) served as our independent registered public accounting firm until May 2024, at which time the SEC entered an Order denying BF Borgers the privilege of appearing or practicing before the SEC as an accountant. The Company subsequently dismissed BF Borgers as its independent registered public accounting firm, effective May 3, 2024.
The following table presents the aggregate fees billed for professional services rendered by Semple, Marchal & Cooper, LLP for the fiscal year ended December 31, 2024.

Type of Fees	2024
Audit Fees(1)	$1,258,943
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$1,258,943

(1)
Audit Fees are fees for professional services rendered in connection with the audit of our consolidated financial statements included in our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.

The following table presents the aggregate fees billed for professional services rendered by BF Borgers for the fiscal year ended December 31, 2023.

Type of Fees	2023
Audit Fees(1)	$423,500
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$423,500

(1)
Audit Fees are fees for professional services rendered in connection with the audit of our consolidated financial statements included in our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.

Audit Committee’s Pre-Approval Policy
It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chair are required to be reviewed by the Audit Committee at its next scheduled meeting. The Audit Committee approved all of BF Borgers’ and Semple, Marchal & Cooper, LLP’s services for 2023 and 2024 and, in doing so, considered whether the provision of such services is compatible with maintaining independence.

AUDIT COMMITTEE REPORT
The Audit Committee oversees our Company’s financial reporting and internal control process on behalf of the Board and has other responsibilities as set forth in the Audit Committee charter, which is available on our website.
Management has the primary responsibility for the Company’s consolidated financial statements and reporting process, including the systems of internal controls. Semple, Marchal & Cooper, LLP, our independent registered public accounting firm for fiscal year 2024, is responsible for expressing an opinion on the conformity of our audited consolidated financial statements with generally accepted accounting principles and the operating effectiveness of our internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and Semple, Marchal & Cooper, LLP the audited consolidated financial statements included in our Annual Report on Form 10-K, including a discussion about the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the audited consolidated financial statements.
The Audit Committee also discussed with Semple, Marchal & Cooper, LLP the matters that are required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 1301, Communications with Audit Committees. Semple, Marchal & Cooper, LLP has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Semple, Marchal & Cooper, LLP that firm’s independence. The Audit Committee has concluded that Semple, Marchal & Cooper, LLP’s provision of audit and non-audit services to the Company and its affiliates is compatible with Semple, Marchal & Cooper, LLP’s independence.
The Audit Committee further discussed with Semple, Marchal & Cooper, LLP the overall scope and plans for their respective audits. The Audit Committee met at least quarterly with Semple, Marchal & Cooper, LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee approved the inclusion of the audited consolidated financial statements in the Annual Report on Form 10-K, which has been filed with the SEC. The Audit Committee has also approved the selection of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this report by reference into another Company filing.
THE AUDIT COMMITTEE

W. Kyle Green, Chair

Robert Lighthizer

Linda McMahon

STOCKHOLDER PROPOSALS AND COMPANY INFORMATION
Stockholder Proposals and Director Nominations
In accordance with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Bylaws, stockholder proposals and director nominations for the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) must be received by our Corporate Secretary at our principal executive office no earlier than December 31, 2025 and no later than January 30, 2026.
In order for proposals submitted outside of Rule 14a-8 to be considered at the 2026 Annual Meeting of Stockholders, stockholder proposals, including stockholder nominations for directors, must comply with the provisions in the Bylaws. The Bylaws provide that stockholders are required to give advance notice to the Company of any business to be brought by a stockholder before an annual stockholders’ meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely written notice thereof to the Secretary of the Company at the principal executive offices of the Company.
In order to be timely, a stockholder’s notice must be delivered not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders nor earlier than the 120th day prior to the first anniversary of such date. Therefore, any stockholder proposals, including nominations for directors, submitted outside of Rule 14a-8 to be voted on at the 2026 Annual Meeting must be received by the Company not earlier than December 31, 2025 and not later than January 30, 2026. However, in the event that the date of the 2026 Annual Meeting is advanced or delayed by more than 25 days from the anniversary date of the Annual Meeting, for notice by the stockholder to be timely it must be delivered by the close of business on the tenth (10th) day following the day on which such notice of the date of the 2026 Annual Meeting is mailed or such public disclosure of the date of the 2026 Annual Meeting is made, whichever first occurs. Such proposals and nominations must be made in accordance with, and include the information required to be set forth by, the Bylaws. An untimely or incomplete proposal or nomination may be excluded from consideration at the 2026 Annual Meeting.
Annual Report to Stockholders and Form 10-K
Our Annual Report, including financial statements for the fiscal year ended December 31, 2024, accompanies this Proxy Statement. The Annual Report is also available on our website. Copies of our Annual Report, which is on file with the SEC, are available free of charge to any stockholder who submits a request in writing to Investor Relations at 401 N. Cattlemen Rd., Suite 200, Sarasota, Florida 34232, or by calling (941) 735-7346. Copies of any exhibits to the Annual Report are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.
Householding of Proxy Materials
Applicable rules permit us and brokerage firms to send one Notice or Proxy Statement and Annual Report to multiple stockholders who share the same address unless we have received instructions to the contrary from one or more of the stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of either our Notice or Proxy Statement and our Annual Report but you wish to receive only one copy of each of these documents for your household or (ii) currently receive only one set of these documents due to householding and wish to revoke your consent for future mailings, please contact the Company by mail at 401 N. Cattlemen Rd., Suite 200, Sarasota, Florida 34232, or by calling (941) 735-7346.
If you are currently subject to householding and wish to receive a separate Proxy Statement or Annual Report, you may find these materials on our website. You may also request printed copies of our Notice or Proxy Statement and Annual Report free of charge by contacting Investor Relations at 401 N. Cattlemen Rd., Suite 200, Sarasota, Florida 34232, or by calling (941) 735-7346. We will deliver promptly, upon written or oral request, a separate copy of the Notice, Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.

APPENDIX A
PLAN OF CONVERSION
OF
TRUMP MEDIA & TECHNOLOGY GROUP CORP.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of [•], 2025 to convert Trump Media & Technology Group Corp., a Delaware corporation (the “Converting Entity”), to a Florida corporation to be known as “Trump Media & Technology Group Corp.” (the “Converted Entity”).
1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2. Converted Entity. The Converted Entity shall be a corporation organized under Section 607.11930 of the Florida Business Corporation Act (the “FBCA”). The name of the Converted Entity shall be Trump Media & Technology Group Corp.
3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 607.11930 of the FBCA and Section 266 of the DGCL.
4. Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of domestication meeting the requirements of Section 607.11922 of the FBCA (the “Articles of Domestication”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the FBCA or DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Articles of Domestication and Certificate of Conversion as the effective time of the Conversion (the “Effective Time”).
5. Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.
6. Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors of the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; (ii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Board of Directors of the Converted Entity, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; and (iii) the officers of the Converted Entity shall be the same officers of the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.
7. Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Converting Entity, the Converted Entity or any other person, (i) each share of Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Common Stock, par value $0.0001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class of shares of Common Stock of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.
8. Effect on Other Securities of Converting Entity. At the Effective Time, all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the Common Stock of the Converting Entity (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of Common Stock of the Converted Entity as the holder of such Convertible Security would have been entitled to receive had such holder exercised or converted such Convertible Security in full immediately prior to the Effective Time (not taking into account whether such Convertible Security was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions.
9. Conditions Precedent. Completion of the Conversion is subject to the following conditions:
(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote of a majority of the aggregate voting power of the Common Stock of the Converting Entity outstanding and entitled to vote thereon; and
(b) other than the filing of the Articles of Domestication and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors, and any determination by the Board of Directors prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive.
10. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Florida, have the effects set forth in Section 607.11920 of the FBCA.
11. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.
12. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors, such action would be in the best interests of the Converting Entity. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
13. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Trump Media & Technology Group Corp.

By:
Name:
Title:

Appendix B
ARTICLES OF INCORPORATION
OF
TRUMP MEDIA & TECHNOLOGY GROUP CORP.
[•], 2025
Trump Media & Technology Group Corp., a corporation incorporated and existing under the laws of the State of Florida (the “Corporation”), hereby certifies as follows:
ARTICLE I
NAME
The name of the Corporation is Trump Media & Technology Group Corp.
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be incorporated under the Florida Business Corporation Act (as the same exists or may hereafter be amended from time to time, the “FBCA”).
ARTICLE III
PRINCIPAL OFFICE
The address of the Corporation’s principal office is 401 N. Cattlemen Road, Suite 200, Sarasota, Florida 34232.
ARTICLE IV
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Florida is 1200 South Pine Island Road, Plantation, Florida 33324. The name of the Corporation’s registered agent at such address is C T Corporation System.
ARTICLE V
CAPITAL STOCK
Section 5.1 Authorized Capital Stock. The Corporation is authorized to issue a total of 1,000,000,000 shares of capital stock, each with a par value of $0.0001 per share, consisting of (a) 999,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon.
Section 5.2 Preferred Stock. The Board is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences, and relative, participating, optional, special, and other rights, if any, of each such series and any qualifications, limitations, and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the FBCA, and the Board is hereby expressly vested with the authority to the fullest extent provided by the FBCA, now or hereafter, to adopt any such resolution or resolutions.
Section 5.3 Voting.
(a) Voting Power. Except as otherwise required by any non-waivable provision of applicable law or these Articles of Incorporation (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.
(b) Nature of Voting Rights. Except as may be otherwise provided in these Articles of Incorporation (including any Preferred Stock Designation) or required by any non-waivable provision of applicable law, at all meetings of the shareholders and on all matters properly submitted to a vote of the shareholders, each holder of Common Stock, as such, shall (i) have the right to one vote per share of Common Stock held of record by such holder; and (ii) be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the Corporation, as the same may be amended from time to time (the “Bylaws”); and (iii) be entitled to vote only upon such matters and in such manner as may be provided by these Articles of Incorporation or the Bylaws; provided, however, that, except as otherwise required by any non-waivable provision of applicable law, holders of shares of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Preferred Stock Designation). These Articles of Incorporation do not authorize cumulative voting.
(c) Modification. Notwithstanding any other provisions of applicable law, these Articles of Incorporation, or the Bylaws that may otherwise permit a lesser vote of the shareholders, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by any non-waivable provision of applicable law or these Articles of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of 66.67% of the voting power of the outstanding shares of Common Stock entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Section 5.3.
Section 5.4 Dividends. Except as otherwise provided in these Articles of Incorporation (including any Preferred Stock Designation) or required by any non-waivable provision of applicable law, the Board may from time to time declare, and the Corporation may pay, dividends on outstanding shares of Common Stock from funds lawfully available therefor. Notwithstanding the foregoing, the Board may pay or make a disparate dividend or distribution per share of Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend is payable, the timing of the payment, or otherwise) if such disparate dividend is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.
Section 5.5 Liquidation, Dissolution, or Winding Up of the Corporation. Except as otherwise provided in these Articles of Incorporation (including any Preferred Stock Designation) or required by any non-waivable provision of applicable law, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders. Notwithstanding the foregoing, the Board may pay or make a disparate distribution per share of Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate distribution is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.
Section 5.6 Nature of Rights. Except as may be otherwise provided in these Articles of Incorporation or required by any non-waivable provision of applicable law, all shares of Common Stock shall have the same rights, privileges, and powers, shall rank equally (including, without limitation, as to dividends and distributions, and upon any liquidation, dissolution, distribution of assets or winding up of the Corporation), shall share ratably, and shall be identical in all respects and as to all matters.
Section 5.7 Rights, Warrants, and Options. The Corporation may create and issue rights, warrants, and options entitling the holders thereof to acquire from the Corporation any shares of Common Stock of any class or classes, with such rights, warrants, and options to be evidenced by or in such instruments approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise, and other terms and conditions of such rights, warrants, or options; provided, however, that the consideration to be received for any shares of Common Stock issuable upon exercise thereof may not be less than the par value thereof.
Section 5.8 Lock-Up.
(a) Transfer Restriction. Subject to Section 5.8(b), the Locked-up Holders may not Transfer any Lock-up Shares until the end of the Lock-up Period. The Lock-up Shares shall carry appropriate legends indicating the restrictions on Transfer imposed by this Section 5.8.
(b) Permitted Transfers. Notwithstanding anything to the contrary in Section 5.8(a), the Locked-up Holders or their respective Permitted Transferees may Transfer the Lock-up Shares during the Lock-up Period (i) by gift, will or intestate succession upon the death of Locked-up Holder, (ii) to any Permitted Transferee or (iii) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that in any of cases (i), (ii) or (iii) it shall be a condition to such transfer that the transferee executes and delivers to the Corporation an agreement stating that the transferee is receiving and holding the Lock-up Shares subject to the provisions of these Articles of Incorporation, and there shall be no further transfer of such Lock-up Shares.
(c) Definitions. For purposes of this Section 5.8 only:
(i) “DWAC Merger Sub” means DWAC Merger Sub Inc., a Delaware corporation.
(ii) “DWAC Transaction” means the merger of DWAC Merger Sub with and into TMTG, with TMTG surviving, pursuant to and as contemplated by the Merger Agreement.
(iii) “immediate family” means with respect to any natural person, any of the following: such person’s spouse or domestic partner, the siblings of such person and his or her spouse or domestic partner, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses or domestic partners and siblings).
(iv) “Lock-up Period” means the period beginning on the closing date of the DWAC Transaction and ending on the earliest of (i) the date that is six months after the closing date of the DWAC Transaction, (ii) the date on which the closing price for the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalization and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the closing date of the DWAC Transaction, and (iii) the date after the closing of the DWAC Transaction on which the Corporation consummates a liquidation, merger, share exchange or other similar transaction that results in all of the Corporation’s shareholders having the right to exchange their equity holdings in the Corporation for cash, securities or other property.
(v) “Lock-up Shares” means the shares of capital stock (including, for avoidance of doubt, any shares underlying any options, warrants, convertible securities, or any other equity-linked instrument) of the Corporation received by the shareholders of TMTG, excluding shares of capital stock of the Corporation issued in exchange for TMTG shares that were issued by TMTG to holders of Company Convertible Notes (as defined in the Merger Agreement) prior to the closing of the transactions contemplated in the Merger Agreement. For the avoidance of doubt, nothing in this charter shall modify any contractual obligations between the Corporation and the applicable shareholders.
(vi) “Locked-up Holders” means the holders of Lock-up Shares.
(vii) “Merger Agreement” means that certain Agreement and Plan of Merger dated as of October 20, 2021 by and among the Corporation, DWAC Merger Sub, TMTG, ARC Global Investments II, LLC, a Delaware limited liability company, and TMTG’s General Counsel, as amended from time to time.
(viii) “Permitted Transferee” means, with respect to a Locked-up Holder, (A) the members of such Locked-up Holder’s immediate family, (B) any trust for the direct or indirect benefit of such Locked-up Holder or the immediate family of such Locked-up Holder, (C) if such Locked-up Holder is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (D) if such Locked-up Holder is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in such Locked-up Holder upon the liquidation and dissolution of such Locked-up Holder, and (E) to any affiliate of such Locked-up Holder.
(ix) “TMTG” means Trump Media & Technology Group Corp., a Delaware corporation.
(x) “Transfer” means (A) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Lock-up Shares, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-up Shares, or (C) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (A), (B) or (C) above is to be settled by delivery of Lock-up Shares or other securities, in cash or otherwise.

ARTICLE VI
BOARD OF DIRECTORS
Section 6.1 Board Powers. The Corporation’s Board of Directors (the “Board”) shall manage and direct the business and affairs of the Corporation. The Board is empowered to exercise all such powers and to do all such acts as may be exercised or done by the Corporation. This grant of power to the Board does not limit any of the powers expressly given to the Board under, but is subject to any conflicting provision of, the FBCA (to the extent that such provision is non-waivable), these Articles of Incorporation, and the Bylaws; provided, however, that a provision or a modification of a provision of the Bylaws adopted by the shareholders shall not invalidate any prior act of the Board that would have been valid if such addition or modification of a provision to the Bylaws had not been adopted.
Section 6.2 Number. As of the Effective Date, the number of directors constituting the Board shall be 7. Other than those, if any, who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, this number may be increased or decreased at any time and from time to time by amendment to these Articles of Incorporation or the Bylaws by the Board. However, in no event may a decrease in the number of directors constituting the Board shorten the term of any incumbent director or result in there being less than one director.
Section 6.3 Classification; Term.
(a) Classification and Initial Term. The Board shall be classified into three classes: Class I, Class II, and Class III. As of the date hereof, the number of directors in Class I shall be 2, the number of directors in Class II shall be 2, and the number of directors in Class III shall be 3. The initial terms of the initial Class I directors shall expire at the 2025 Annual Meeting. The initial terms of the initial Class II directors shall expire at the 2026 Annual Meeting. The initial terms of the initial Class III directors shall expire at the 2027 Annual Meeting. If the number of directors constituting the Board is changed pursuant to Section 6.2, any resulting increase or decrease shall be apportioned by the Board among the director classes so as to maintain the proportion of directors in each class as nearly equal as possible.
(b) Term. Except as set forth in Section 6.3(a) with respect to the initial terms of the initial directors in the director classes, a director’s term shall expire at the third annual meeting of the shareholders following his or her most recent election or re-election as such. Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal from office. Any director may resign at any time upon notice to the Corporation given in writing by any electronic transmission permitted in the Corporation’s Bylaws or in accordance with applicable law. In the event of any increase or decrease in the authorized number of directors each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member.
(c) Limitation. Notwithstanding anything to the contrary in Section 6.3(a), Section 6.3(b), or Section 6.5, (i) if the shareholders do not re-elect (or elect, with respect to a director appointed by the Board pursuant to Section 6.5) a director upon the expiration of his or her then-current term, he or she shall nonetheless remain in office until the qualification of his or her successor and (ii) a director’s term shall end early upon his or her resignation, removal, or death.
Section 6.4 Election. At the Corporation’s annual meeting of the shareholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the shareholders present, in person or represented by proxy, at the meeting and entitled to vote thereon. The immediately preceding sentence is subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock. Unless required by the Bylaws, the directors need not be elected by written ballot.
Section 6.5 Newly Created Directorships and Vacancies. Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from a director’s resignation, removal, or death may be filled solely and exclusively by the vote of a majority of the remaining directors then in office (or, if applicable, the sole remaining director), even if such directors constitute less than a quorum. Any director so appointed shall hold office until the expiration of the remaining full term of the class of directors to which the new directorship was added or in which the vacancy occurred, subject to Section 6.3(c).
Section 6.6 Removal. Any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of 66.67% of the voting power of all then-outstanding shares of

Common Stock entitled to vote generally in the election of directors. Notwithstanding any other provisions of applicable law, these Articles of Incorporation, or the Bylaws that may otherwise permit a lesser vote of the shareholders, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by any non-waivable provision of applicable law or these Articles of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of 66.67% of the voting power of the outstanding shares of Common Stock entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Section 6.6.
Section 6.7 Preferred Stock-Directors. Notwithstanding any other provision of this Article VI, and except as otherwise required by any non-waivable provision of applicable law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in these Articles of Incorporation (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article VI unless expressly provided by such terms.
ARTICLE VII
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by the FBCA, and subject to the terms of any series of outstanding Preferred Stock, the Board shall have the power to adopt, amend, alter, or repeal the Bylaws by the affirmative vote of a majority of the directors. The shareholders may not adopt, amend, alter, or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by these Articles of Incorporation (including any Preferred Stock Designation), by the affirmative vote of the holders of 66.67% of the voting power of the outstanding shares of the Common Stock entitled to vote thereon. Notwithstanding any other provisions of applicable law, these Articles of Incorporation, or the Bylaws that may otherwise permit a lesser vote of the shareholders, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by any non-waivable provision of applicable law or these Articles of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of 66.67% of the voting power of the outstanding shares of Common Stock entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article VII.
ARTICLE VIII
SPECIAL MEETINGS OF SHAREHOLDERS; NO ACTION BY WRITTEN CONSENT
Section 8.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of shareholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the shareholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of shareholders of the Corporation may not be called by another person or persons.
Section 8.2 Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders shall be given in the manner provided in the Bylaws.
Section 8.3 Effectuation; No Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to these Articles of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the shareholders at any annual or special meeting of the shareholders may be effected only at a duly called annual or special meeting of the shareholders and may not be effected by any written consent in lieu thereof by such shareholders.
Section 8.4 Modification. Notwithstanding any other provisions of applicable law, these Articles of Incorporation, or the Bylaws that may otherwise permit a lesser vote of the shareholders, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by any non-waivable provision of applicable law or these Articles of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of 66.67% of the voting power of the outstanding shares of Common Stock entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article VIII.

ARTICLE IX
LIMITED LIABILITY; INDEMNIFICATION
Section 9.1. Limitation of Director Liability. No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; except to the extent such exemption from liability or limitation of liability is not permitted under the FBCA. Any amendment, modification, or repeal of the foregoing sentence shall not adversely affect any right or protection of a director hereunder in respect of any act or omission occurring prior to the time of such amendment, modification, or repeal. If the FBCA is amended after the date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be further eliminated or limited to the fullest extent permitted by the FBCA as so amended, automatically and without further action, upon the date of such amendment.
Section 9.2 Indemnification and Advancement of Expenses.
(a) To the fullest extent permitted by the FBCA, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, other enterprise, or nonprofit entity, including, without limitation, service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent, or in any other capacity while serving as a director, officer, employee, or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes, and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent permitted by the FBCA pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by any non-waivable provision of the FBCA, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it is ultimately determined that the indemnitee is not entitled to be indemnified under this Section 9.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 9.2 are contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors, and administrators. Notwithstanding the foregoing provisions of this Section 9.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 9.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under applicable law, these Articles of Incorporation, the Bylaws, an agreement, a vote of shareholders or disinterested directors, or otherwise.
(c) Any repeal or amendment of this Section 9.2 arising for any reason shall, unless otherwise required by any non-waivable provision of applicable law or by the express provisions of such repeal or amendment, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced, or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d) This Section 9.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by applicable law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE X
AFFILIATED TRANSACTIONS
The Corporation expressly elects not to be subject to the provisions of Section 607.0901 of the FBCA.
ARTICLE XI
CONTROL-SHARE ACQUISITIONS
The Corporation expressly elects not to be subject to the provisions of Section 607.0902 of the FBCA.
ARTICLE XII
CORPORATE OPPORTUNITY
To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation shall offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation (other than any legal obligation between the offeror and the director or officer pertaining to the offer).
ARTICLE XIII
AMENDMENTS TO THE ARTICLES OF INCORPORATION
These Articles of Incorporation may not be amended, amended and restated, or repealed except with the approval of the Board and, except as otherwise set forth in these Articles of Incorporation, with the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of the Common Stock entitled to vote thereon; provided, however, that the foregoing is subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock. Notwithstanding the foregoing, except as otherwise required by any non-waivable provision of applicable law or these Articles of Incorporation (including any Preferred Stock Designation), holders of shares of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Preferred Stock Designation) or the FBCA.
ARTICLE XIV
EXCLUSIVE FORUM
Section 14.1 Forum.
(a) Claims Arising Under State Law. Subject to Section 14.1(b), to the fullest extent permitted by applicable law and absent the Corporation’s express written consent to an alternative forum, a state court located within the 12th Judicial Circuit of the State of Florida (or, if a state court located within the state of Florida does not have jurisdiction, the federal district court for the Middle District of Florida) shall be the sole and exclusive forum for any shareholder (including any beneficial owner thereof) to bring (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action or proceeding asserting a claim of, or a claim based on, a breach of a fiduciary duty owed by any current or former director, officer, or other employee of the Corporation to the Corporation or the Corporation’s shareholders; (iii) any action or proceeding asserting a claim arising pursuant to any provision of the FBCA, these Articles of Incorporation, or the Bylaws (including, without limitation, with respect to the interpretation, validity or enforceability of any provision thereof); or (iv) any action asserting a claim governed by the internal affairs doctrine.
(b) Claims Arising Under Federal Law. To the fullest extent permitted by applicable law and absent the Corporation’s express written consent to an alternative forum, the federal district court for the Middle District of Florida shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.

Section 14.2 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 14.1 is filed in a court other than in accordance therewith (a “Foreign Action”) in the name of any shareholder (or a beneficial owner thereof), such shareholder or beneficial owner, as applicable, shall be deemed to have consented to (a) the personal jurisdiction of a state court located within the 12th Judicial Circuit of the State of Florida in connection with any action brought in any such court to enforce Section 14.1(a) or the personal jurisdiction of the federal district court for the Middle District of Florida in connection with any action brought in any such court to enforce Section 14.1(b) (an “FSC Enforcement Action”) and (b) having service of process made upon him, her, or it in any such FSC Enforcement Action by service upon such his, her, or its counsel in the Foreign Action as agent for such shareholder or beneficial owner, as applicable.
Section 14.3 Severability. If any provision or provisions of this Article XIV shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by applicable law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIV (including, without limitation, each portion of any sentence of this Article XIV containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal, or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV.
Section 14.4 Deemed Notice. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XIV.
Section 14.5 Modification. Notwithstanding any other provisions of applicable law, these Articles of Incorporation, or the Bylaws that may otherwise permit a lesser vote of the shareholders, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by any non-waivable provision of applicable law or these Articles of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of 66.67% of the voting power of the outstanding shares of Common Stock entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article XIV.
***

IN WITNESS WHEREOF, Trump Media & Technology Group Corp. has caused these Articles of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

TRUMP MEDIA & TECHNOLOGY GROUP CORP.

By:
Name:	Devin Nunes
Title:	Chief Executive Officer

Appendix C
BYLAWS
OF
TRUMP MEDIA & TECHNOLOGY GROUP CORP.
(THE “CORPORATION”)
ARTICLE I
OFFICES
Section 1.1. Registered Office. The registered office of the Corporation within the State of Florida shall be located at either (a) the principal place of business of the Corporation in the State of Florida or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Florida. The registered office and registered agent of the Corporation may be changed from time to time by the Board of Directors of the Corporation (the “Board”) in the manner provided by applicable law.
Section 1.2. Additional Offices. The Corporation may, in addition to its registered office in the State of Florida, have such other offices and places of business, both within and outside the State of Florida, as the Board may from time to time determine or as the business and affairs of the Corporation may require.
ARTICLE II
SHAREHOLDERS MEETINGS
Section 2.1. Annual Meetings. The annual meeting of shareholders shall be held at such place, either within or without the State of Florida, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the shareholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.
Section 2.2. Special Meetings. Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of shareholders, for any purpose or purposes, may be called only by the Chairman of the Board, the Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of shareholders shall be held at such place, either within or without the State of Florida, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).
Section 2.3. Notices. Written notice of each shareholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each shareholder entitled to vote thereat as of the record date for determining the shareholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the Florida Business Corporation Act, as the same exists and may subsequently be amended (the “FBCA”). If said notice is for a shareholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of shareholders as to which notice has been given may be postponed, and any meeting of shareholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.
Section 2.4. Quorum. Except as otherwise provided by applicable law, the Corporation’s Articles of Incorporation, as the same may be amended or restated from time to time (the “Articles of Incorporation”) or these Bylaws, the presence, in person or by proxy, at a shareholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the shareholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The shareholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5. Voting of Shares.
(a) Voting Lists. The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of shareholders, a complete list of the shareholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the shareholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the shareholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each shareholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If a meeting of shareholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of shareholders.
(b) Manner of Voting. At any shareholders meeting, every shareholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by shareholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the shareholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of shareholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(c) Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a shareholder may authorize another person or persons to act for such shareholder as proxy, either of the following shall constitute a valid means by which a shareholder may grant such authority. No shareholder shall have cumulative voting rights.
(i) A shareholder may execute a writing authorizing another person or persons to act for such shareholder as proxy. Execution may be accomplished by the shareholder or such shareholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.
(ii) A shareholder may authorize another person or persons to act for such shareholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a shareholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(d) Required Vote. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of shareholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the shareholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Articles of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e) Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of shareholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of shareholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.
Section 2.6. Adjournments. Any meeting of shareholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the shareholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.7. Advance Notice for Business.
(a) Annual Meetings of Shareholders. No business may be transacted at an annual meeting of shareholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any shareholder of the Corporation (x) who is a shareholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of shareholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.
(i) In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for shareholder action. Subject to Section 2.7(a)(iii), a shareholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 2.7(a).
(ii) To be in proper written form, a shareholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such shareholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such shareholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such shareholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such shareholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such shareholder, (E) any material interest of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
(iii) The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a shareholder as to any proposal (other than nominations) if the shareholder has notified the Corporation of such shareholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such shareholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any shareholder of any such business. If the Board or the chairman of the annual meeting determines that any shareholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting of shareholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv) In addition to the provisions of this Section 2.7(a), a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.
(c) Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).
Section 2.8. Conduct of Meetings. The chairman of each annual and special meeting of shareholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of shareholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of shareholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9. No Consents in Lieu of Meeting. Unless otherwise provided by the Articles of Incorporation, any action required or permitted to be taken by the shareholders at any annual or special meeting of the shareholders may be effected only at a duly called annual or special meeting of the shareholders and may not be effected by any written consent in lieu thereof by such shareholders.
ARTICLE III
DIRECTORS
Section 3.1. Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws required to be exercised or done by the shareholders. Directors need not be shareholders or residents of the State of Florida. Subject to the Articles of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.
Section 3.2. Advance Notice for Nomination of Directors.
(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any shareholder of the Corporation (x) who is a shareholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of shareholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.
(b) In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a shareholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 3.2.
(c) Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of shareholders, a shareholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.
(d) To be in proper written form, a shareholder’s notice to the Secretary must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice (A) the name and record address of such shareholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such shareholder among such shareholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such shareholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(e) If the Board or the chairman of the meeting of shareholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.
(f) In addition to the provisions of this Section 3.2, a shareholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Articles of Incorporation.
Section 3.3. Compensation. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
ARTICLE IV
BOARD MEETINGS
Section 4.1. Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual shareholders meeting at the place of the annual shareholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2. Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Florida) as shall from time to time be determined by the Board.
Section 4.3. Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Florida) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Articles of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4. Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5. Consent In Lieu of Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.6. Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE V
COMMITTEES OF DIRECTORS
Section 5.1. Establishment. The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2. Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
Section 5.3. Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.
Section 5.4. Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Articles of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.
ARTICLE VI
OFFICERS
Section 6.1. Officers. The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including, without limitation, a Chairman of the Board, a President, Vice Presidents, Assistant Secretaries, a Treasurer and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.
(a) Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the shareholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.
(b) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The position of Chief Executive Officer and President may be held by the same person.
(c) President. The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.
(d) Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.
(e) Secretary.
(i) The Secretary shall attend all meetings of the shareholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.
(ii) The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the shareholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.
(f) Assistant Secretaries. The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(g) Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(h) Treasurer. The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.
Section 6.2. Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3. Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove the same, as it shall from time to time deem necessary or desirable.
Section 6.4. Multiple Officeholders; Shareholder and Director Officers. Any number of offices may be held by the same person unless the Articles of Incorporation or these Bylaws otherwise provide. Officers need not be shareholders or residents of the State of Florida.
ARTICLE VII
SHARES
Section 7.1. Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the FBCA.
Section 7.2. Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.
Section 7.3. Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4. Consideration and Payment for Shares.
(a) Subject to applicable law and the Articles of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.
(b) Subject to applicable law and the Articles of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.
Section 7.5. Lost, Destroyed or Wrongfully Taken Certificates.
(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6. Transfer of Stock.
(a) If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i) in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii) (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;
(iii) the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;
(iv) the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and
(v) such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b) Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.
Section 7.7. Registered Shareholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8. Effect of the Corporation’s Restriction on Transfer.
(a) A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the FBCA and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.
(b) A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.
Section 7.9. Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII
INDEMNIFICATION
Section 8.1. Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the FBCA requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.
Section 8.3. Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the FBCA. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the FBCA, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4. Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Articles of Incorporation, these Bylaws, an agreement, a vote of shareholders or disinterested directors, or otherwise.
Section 8.5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the FBCA.
Section 8.6. Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.
Section 8.7. Amendments. Any repeal or amendment of this Article VIII by the Board or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the shareholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.
Section 8.8. Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 607.0851 of the FBCA.

Section 8.9. Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.10. Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX
MISCELLANEOUS
Section 9.1. Place of Meetings. If the place of any meeting of shareholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2. Fixing Record Dates.
(a) In order that the Corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.
(b) In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 9.3. Means of Giving Notice.
(a) Notice to Directors. Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Notice to Shareholders. Whenever under applicable law, the Articles of Incorporation or these Bylaws notice is required to be given to any shareholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the shareholder, to the extent permitted by, and subject to the conditions set forth in Section 607.0141 of the FBCA. A notice to a shareholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the shareholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the shareholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the shareholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the shareholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the shareholder. A shareholder may revoke such shareholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.
(d) Notice to Shareholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to shareholders, any notice to shareholders given by the Corporation under any provision of the FBCA, the Articles of Incorporation or these Bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. A shareholder may revoke such shareholder’s consent by delivering written notice of such revocation to the Corporation. Any shareholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(e) Exceptions to Notice Requirements. Whenever notice is required to be given, under the FBCA, the Articles of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Florida, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
Whenever notice is required to be given by the Corporation, under any provision of the FBCA, the Articles of Incorporation or these Bylaws, to any shareholder to whom (1) notice of two consecutive annual meetings of shareholders and all notices of shareholder meetings or of the taking of action by written consent of shareholders without a meeting to such shareholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such shareholder at such shareholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. Any action or meeting that shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the Corporation a written notice setting forth such shareholder’s then current address, the requirement that notice be given to such shareholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Florida, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 607.0141 of the FBCA. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4. Waiver of Notice. Whenever any notice is required to be given under applicable law, the Articles of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5. Meeting Attendance via Remote Communication Equipment.
(a) Shareholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, shareholders entitled to vote at such meeting and proxy holders not physically present at a meeting of shareholders may, by means of remote communication:
(i) participate in a meeting of shareholders; and
(ii) be deemed present in person and vote at a meeting of shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such shareholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.
(b) Board Meetings. Unless otherwise restricted by applicable law, the Articles of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.6. Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Articles of Incorporation.
Section 9.7. Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8. Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9. Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.
Section 9.10. Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11. Books and Records. The books and records of the Corporation may be kept within or outside the State of Florida at such place or places as may from time to time be designated by the Board.
Section 9.12. Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13. Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.
Section 9.14. Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15. Amendments. The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Articles of Incorporation, the affirmative vote of the holders of 66.7% of the voting power (except as otherwise provided in Section 8.7) of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter or repeal the Bylaws.
Section 9.16. Federal Forum. In supplement to, not in replacement of, and, except as otherwise specifically provided in, the Articles of Incorporation, unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America, and specifically the federal district court for the Middle District of Florida, shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Exchange Act, Securities Act of 1933, as amended (the “Securities Act”), or the rules and regulations promulgated under the Exchange Act or Securities Act. If any action the subject matter of which is (i) within the scope of Section 14.1 of the Articles of Incorporation is filed in the name of any shareholder in a court other than a court located within the 12th Judicial Circuit of the State of Florida or (ii) outside the scope of Section 14.1 of the Articles of Incorporation is filed in the name of any shareholder in a court other than the federal district court for the Middle District of Florida (the foregoing (i) and (ii), each a “Foreign Action”), such shareholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the 12th Judicial Circuit or the Middle District of the State of Florida in connection with any action brought in any such court to enforce Section 14.1 of the Articles of Incorporation, (b) the personal jurisdiction of the federal district court for the Middle District of Florida in connection with any action brought in any such court to enforce this Section 9.16 (the foregoing (a) and (b) each a “FSC Enforcement Action”), and (c) having service of process made upon such shareholder in any such FSC Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

Appendix D
TRUMP MEDIA & TECHNOLOGY GROUP CORP.
(f/k/a Digital World Acquisition Corp.)
2024 EQUITY INCENTIVE PLAN
(as Amended and Restated effective [April 30, 2025])
1. Purpose. The purpose of the Trump Media & Technology Group Corp. 2024 Equity Incentive Plan (the “Plan”) is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders.
2. Definitions. The following definitions shall be applicable throughout the Plan:
(a) “Affiliate” means, at the time of determination, (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise. The Committee will have the authority to determine the time or times at which “Affiliate” is determined within the forgoing definition.
(b) “Award” means, individually or collectively, any Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.
(c) “Board” means the Board of Directors of the Company.
(d) “Business Combination” has the meaning given such term in the definition of “Change in Control.”
(e) “Cause” shall have the meaning set forth in the applicable Participant’s employment or similar agreement with the Company or its Affiliates and in the absence of such agreement or definition, shall mean (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting or similar agreement (or the absence of any definition of “Cause” contained therein), (A) gross misconduct by the Participant which results in loss, damage or injury to the Company or any of its Affiliates, its goodwill, business or reputation; (B) the commission or attempted commission of an act of embezzlement, fraud or breach of fiduciary duty which results in loss, damage or injury to the Company or any of its Affiliates, its goodwill, business or reputation; (C) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company, any of its Affiliate or any third party who has a business relationship with the Company; (D) the Participant’s conviction of or plea of nolo contendere to, a felony under any state or federal law; (E) the violation (or potential violation) by the Participant, in any material respect, of a non-competition, non-solicitation, nondisclosure or assignment of inventions covenant between the Participant and the Company or any of its Affiliates; (F) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; or (G) the use of controlled substances, illicit drugs, alcohol or other substances or behavior which interferes with the Participant’s ability to perform his or her services for the Company or any of its Affiliates or which otherwise results in loss, damage or injury to the Company, its goodwill, business or reputation. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f) “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:
(i) Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;
(ii) Any “Person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2(f)(ii), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company principally for bona fide equity financing purposes, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv)(A) and 2(f)(iv)(B), (V) any acquisition involving beneficial ownership of less than fifty percent (50%) of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;
(iii) During any period of not more than two (2) consecutive years, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;
(iv) Consummation of a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of the transactions contemplated by the Merger Agreement.
(v) Shareholder approval of a plan of complete liquidation of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(h) “Committee” means a committee of at least two (2) people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.
(i) “Common Shares” means the shares of the Company’s Class A common stock, par value $0.0001 per share.
(j) “Company” means Trump Media & Technology Group Corp., a Delaware corporation.
(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(l) “Effective Date” means the later of (i) the date on which the Plan is approved by the shareholders of the Company, and (ii) the date that is one day prior to the date of the closing of transactions contemplated by the Merger Agreement.
(m) “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(n) “Eligible Person” with respect to an Award denominated in Common Shares, means any (i) individual employed by the Company or an Affiliate; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).
(o) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(p) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.
(q) “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:
(i) If the Common Shares are listed on any established stock exchange or a national market system will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii) If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(iii) In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee.
(r) “Good Reason” shall have the meaning set forth in the applicable Participant’s employment or similar agreement with the Company or its Affiliates and in the absence of such agreement or definition, shall mean that one or more of the following has occurred without the Participant’s written consent:
(i) a material negative change in the nature or scope of the Participant’s responsibilities, duties or authority;
(ii) a material reduction in the Participant’s base compensation, excluding any reduction up to ten percent (10%) that is applied to all similarly situated service providers of the Company; or

(iii) the Participant’s required re-location to a worksite location which is more than fifty (50) miles from the Participant’s then current principal worksite without the Participant’s prior written consent (such consent not to be unreasonably withheld).
provided that, in any such case, the Participant provides written notice to the Company that the event giving rise to such claim of Good Reason has occurred within thirty (30) days after the occurrence of such event, and such Good Reason remains uncured thirty (30) days after the Participant has provided such written notice; provided further that any resignation of the Participant’s employment or service for “Good Reason” occurs no later than thirty (30) days following the expiration of such cure period.
(s) “Immediate Family Members” shall have the meaning set forth in Section 15(b).
(t) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(u) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.
(v) “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.
(w) “Merger Agreement” means the Agreement and Plan of Merger, dated October 20, 2021, as amended by the First Amendment to the Agreement, the Second Amendment to the Agreement and the Third Amendment to the Agreement, and as it may further be amended or supplemented from time to time, by and among Trump Media & Technology Group Corp., a Delaware corporation, Digital World Acquisition Corp., and the other parties thereto.
(x) “Non-Qualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(y) “Option” means an Award granted under Section 7 of the Plan.
(z) “Option Period” has the meaning given such term in Section 7(c) of the Plan.
(aa) “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”
(bb) “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”
(cc) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.
(dd) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.
(ee) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.
(ff) “Performance Formula” shall mean, for a Performance Period, the one or more formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
(gg) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
(hh) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(ii) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.
(jj) “Person” has the meaning given such term in the definition of “Change in Control.”
(kk) “Plan” means this Trump Media & Technology GroupCorp. 2024 Equity Incentive Plan, as amended from time to time.
(ll) “Qualifying Termination” means, except as otherwise provided by the Committee as set forth in the Award, the occurrence of either a termination of a Participant’s employment by the Company without Cause or for Good Reason, in either case, occurring on or within the twelve (12) month period (or such other period specified in the applicable Award Agreement) following the consummation of a Change in Control.
(mm) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(nn) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(oo) “Restricted Stock” means Common Shares, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(pp) “Retirement” means, in the case of a particular Award, the definition set forth in the applicable Award Agreement.
(qq) “SAR Period” has the meaning given such term in Section 8(b) of the Plan.
(rr) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.
(ss) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(tt) “Stock Bonus Award” means an Award granted under Section 10 of the Plan.
(uu) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.
(vv) “Subsidiary” means, with respect to any specified Person:
(i) any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(ii) any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(ww) “Substitute Award” has the meaning given such term in Section 5(e).
3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.
(a) The Committee shall administer the Plan. To the extent required to comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan or by the Board, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the form of Award agreement and the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, including, but not limited to, upon a Qualifying Termination; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c) The Committee may delegate to one (1) or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.
(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.
(e) No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or

Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5. Grant of Awards; Shares Subject to the Plan; Limitations.
(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.
(b) Subject to Section 12 of the Plan, the Committee is authorized to issue and deliver under the Plan an aggregate of 13,252,544 Common Shares approved as of the Effective Date (the “Share Pool”). Effective as of [April 30, 2025], the Share Pool shall be increased automatically, without further action of the Board, on January 1st of each calendar year commencing January 1, 2026 and ending on (and including) January 1, 2034, by a number of shares of Common Stock equal to the lesser of (A) five percent (5%) of the aggregate number of shares of Common Shares outstanding on December 31st of the immediately preceding calendar year, excluding for this purpose any such outstanding shares of Common Stock that were granted under this Plan and remain unvested and subject to forfeiture as of the relevant December 31st, or (B) a lesser number of shares of Common Stock determined by the Board or Compensation Committee prior to the relevant January 1st; provided, however, that the number of shares of Common Stock with respect to which incentive stock options intended to qualify under Code section 422 may be granted during the term of the Plan shall be 13,252,544 shares. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
In addition, the maximum number of Common Shares that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his or her service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The NASDAQ Stock Market or other securities exchange on which the Common Shares are traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation. Notwithstanding the automatic annual increase set forth in (i) above, the Board may act prior to January 1st of a given year to provide that there will be no such increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of Common Shares than would otherwise occur pursuant to the stipulated percentage.
(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, or (ii) tax or deduction liabilities arising from such Option or other Award are satisfied by the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, then in each such case the Common Shares so tendered or withheld shall be added to the Common Shares available for grant under the Plan on a one-for-one basis. Shares underlying Awards under the Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.
(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.
7. Options.
(a) Generally. Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Non-Qualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Non-Qualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan.
(b) Exercise Price. Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Common Share for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.
(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)); provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of an Option shall expire upon the Participant’s termination of employment or service with the Company and its Affiliates, and the vested portion of such Option shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the Option Period.

(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, on a case by case basis, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Fractional Common Shares may be issued or delivered pursuant to the Plan or any Award in the sole discretion of the Committee, and in the event the Committee determines that no fractional shares may be issued or delivered, the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two (2) years after the Date of Grant of the Incentive Stock Option or (B) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
(f) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8. Stock Appreciation Rights.
(a) Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b) Exercise Price. The Exercise Price per Common Share for each SAR shall not be less than one hundred percent (100%) of the Fair Market Value of such share determined as of the Date of Grant.
(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one (1) year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause. If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is thirty (30) calendar days following the date such exercise would no longer violate applicable securities laws (so long as such extension shall not violate Section 409A of the Code); provided, that in no event shall such expiration date be extended beyond the expiration of the SAR Period.
(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the fair market value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Common Share on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. Fractional Common Shares may be issued or delivered pursuant to the Plan or any Award in the sole discretion of the Committee, and in the event the Committee determines that no fractional shares may be issued or delivered, the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
9. Restricted Stock and Restricted Stock Units.
(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
(b) Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.
(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.
(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a fair market value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).
(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one (1) Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the fair market value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid.
10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.
11. Performance Compensation Awards.
(a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award. Unless otherwise determined by the Committee, all Performance Compensation Awards shall be evidenced by an Award agreement.
(b) Discretion of Committee with Respect to Performance Compensation Awards. The Committee shall have the discretion to establish the terms, conditions and restrictions of any Performance Compensation Award. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal (s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.
(c) Performance Criteria. The Committee may establish Performance Criteria that will be used to establish the Performance Goal(s) for Performance Compensation Awards which may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of rollouts of new products and services; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one (1) or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. Any Performance Criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.
(d) Modification of Performance Goal(s). The Committee is authorized at any time to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect any specified circumstance or event that occurs during a Performance Period, including but not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.
(e) Terms and Conditions to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals. Following the completion of a Performance Period, the Committee shall determine whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period.
(f) Timing of Award Payments. Except as provided in an Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the Committee’s determination in accordance with Section 11(e).
12. Changes in Capital Structure and Similar Events. In the event of (i) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the

Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (ii) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:
(a) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);
(b) providing for a substitution or assumption of Awards in a manner that substantially preserves the applicable terms of such Awards;
(c) accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event;
(d) modifying the terms of Awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate;
(e) deeming any performance measures (including, without limitation, Performance Criteria and Performance Goals) satisfied at target, maximum or actual performance through closing or such other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing;
(f) providing that for a period prior to the Change in Control determined by the Committee in its sole discretion, any Options or SARs that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Common Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place after giving such notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control; and
(g) canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13. Amendments and Termination.
(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 13(b) (to the extent required by the proviso in such Section 13(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Shares underlying such Option or SAR is less than its Exercise Price and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.
14. General.
(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.
(b) Non-Transferability.
(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement. (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.
(c) Tax Withholding and Deductions.
(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required taxes (up to the maximum statutory rate under applicable law as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.
(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, determined on a case by case basis, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a fair market value equal to such liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such liability.
(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(e) Addenda. The Committee may adopt such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards, which Awards may contain such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.
(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.
(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.
(h) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares or other securities that are subject to Awards hereunder until such shares have been issued or delivered to that person.
(i) Government and Other Regulations.
(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares or other securities pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares or other securities to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares or other securities to the Participant, the Participant’s acquisition of Common Shares or other securities from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award denominated in Common Shares in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.
(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k) Non-Exclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.
(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(o) Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in Delaware (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Plan, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Plan.

(p) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(q) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(r) Code Section 409A.
(i) Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A and, if an Award includes “dividend equivalents” within the meaning of Section 1.409A-3(e) of Code Section 409A, the Participant’s right to receive the dividend equivalents will be treated separately from the right to other amounts under the Award.
(ii) If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his or her termination of service, no amount that is non-qualified deferred compensation subject to Code Section 409A and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within thirty (30) days following the date of the Participant’s death (in each case, without interest). Any payments of non-qualified deferred compensation under any Award payable more than six months following the Participant’s termination of service will be paid at the time or times the payments are otherwise scheduled to be made. For purposes of Code Section 409A, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award agreement to “termination of service” or similar terms shall mean a “separation from service”, whether such “separation from service” occurs upon or after the Participant’s termination of service. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.
(iii) Any adjustments made pursuant to Section 12 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 12 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Code Section 409A or (y) comply with the requirements of Code Section 409A.
(s) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.
(t) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares or other securities under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.
(u) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares or other securities under any Award made under the Plan.

(v) Erroneously Awarded Compensation. All Awards shall be subject (including on a retroactive basis) to (i) any clawback, forfeiture or similar incentive compensation recoupment policy established from time to time by the Company, including, without limitation, any such policy established to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, (ii) applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (iii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Shares or other securities are listed or quoted, and such requirements shall be deemed incorporated by reference into all outstanding Award agreements.

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Trump Media & Technology Group Corp.

Annual Meeting of Stockholders

For Stockholders of record as of [ ]

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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Scott Glabe (the "Named Proxy") as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him to vote all the shares of capital stock of Trump Media & Technology Group Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

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TMTG

Trump Media & Technology Group Corp. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 6
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	The election of the director nominees named in the accompanying proxy statement,					
		FOR	WITHHOLD			
	1.01 W. Kyle Green	☐	☐			FOR
	1.02 David Bernhardt	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
2.	The reincorporation by conversion of the Company from the State of Delaware to the State of Florida;	☐	☐	☐		FOR
3.	An amendment and restatement of our 2024 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder;	☐	☐	☐		FOR
4.	An advisory vote on a resolution to approve the compensation of our named executive officers;	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
5.	An advisory vote on the frequency of future advisory resolutions to approve the compensation of our named executive officers; and	☐	☐	☐	☐	1 YEAR
		FOR	AGAINST	ABSTAIN		
6.	The ratification of the appointment of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the 2025 fiscal year.	☐	☐	☐		FOR

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